(METLIFE LOGO)

                                  THIRD QUARTER
                              FINANCIAL SUPPLEMENT
                               SEPTEMBER 30, 2005


                                        3


(SNOOPY GRAPHIC)





PEANUTS (C) United Feature Syndicate, Inc.

                                                                  (METLIFE LOGO)


TABLE OF CONTENTS

HIGHLIGHTS
   CORPORATE OVERVIEW                                                                              2

METLIFE, INC.
   Consolidated Balance Sheets                                                                     3
   Consolidated Statements of Operating Earnings Available to Common Shareholders                  4
   Consolidating Balance Sheet                                                                     5
   Consolidating Statement of Operating Earnings Available to Common Shareholders                  6


SUMMARY OF SEGMENT OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS                            10

INSTITUTIONAL OPERATIONS
   Statements of Operating Earnings Available to Common Shareholders                              11
   Premiums, Fees and Other Revenues by Product and Additional Statistical Information            15
   Future Policy Benefits and Policyholder Account Balances and
      Separate Account Liabilities                                                                16
   Other Expenses by Major Category                                                               17
   Spreads by Product                                                                             18

INDIVIDUAL OPERATIONS
   Statements of Operating Earnings Available to Common Shareholders                              19
   Premiums and Deposits by Product and Mutual Fund Sales                                         24
   Additional Statistical Information                                                             25
   Future Policy Benefits and Policyholder Account Balances and
      Separate Account Liabilities                                                                26
   Insurance Expenses and Other Expenses by Major Category                                        27
   Spreads by Product                                                                             28

AUTO & HOME OPERATIONS
   Statements of Operating Earnings Available to Common Shareholders                              29
   Written Premiums by Product and Selected Financial Information and Supplemental Data           33

INTERNATIONAL OPERATIONS
   Statement of Operating Earnings Available to Common Shareholders                               34

REINSURANCE OPERATIONS
   Statement of Operating Earnings Available to Common Shareholders                               35
   Pre-tax and Pre-minority Interest Operating Earnings
      by Region and Reserves by Region                                                            36

CORPORATE, OTHER & ELIMINATIONS
   Statement of Operating Earnings Available to Common Shareholders                               37

METLIFE, INC.
   Investment Results by Asset Category and Annualized Yields                                     38
   Fixed Maturities and Equity Securities Gross Unrealized Gains and Losses Aging Schedule        40
   Summary of Fixed Maturities by Sector and Quality Distribution, and Summary of Commercial
      Mortgage Loans by Region and Property Type                                                  41
   Summary of Real Estate, Summary of Mortgages and Consumer Loans and Distribution of
      Assets Under Management                                                                     42

OTHER INFORMATION
   Company Ratings                                                                                43

NOTE:

THE QUARTERLY FINANCIAL SUPPLEMENT ("QFS") INCLUDES FINANCIAL MEASURES, OPERATING EARNINGS, OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS AND OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS PER DILUTED COMMON SHARE, THAT ARE NOT BASED ON GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("GAAP"). OPERATING EARNINGS IS DEFINED AS GAAP NET INCOME EXCLUDING NET INVESTMENT GAINS AND LOSSES, NET OF INCOME TAXES, ADJUSTMENTS RELATED TO NET INVESTMENT GAINS AND LOSSES, NET OF INCOME TAXES, THE IMPACT FROM THE CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING, NET OF INCOME TAXES, AND DISCONTINUED OPERATIONS OTHER THAN DISCONTINUED REAL ESTATE, NET OF INCOME TAXES. SCHEDULED SETTLEMENT PAYMENTS ON DERIVATIVE INSTRUMENTS NOT QUALIFYING FOR HEDGE ACCOUNTING TREATMENT ARE INCLUDED IN OPERATING EARNINGS. OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS IS DEFINED AS OPERATING EARNINGS LESS PREFERRED STOCK DIVIDENDS, WHICH ARE RECORDED IN CORPORATE & OTHER. OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS PER DILUTED COMMON SHARE IS CALCULATED BY DIVIDING OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS BY THE NUMBER OF WEIGHTED AVERAGE DILUTED COMMON SHARES OUTSTANDING FOR THE PERIOD INDICATED. METLIFE BELIEVES THESE MEASURES ENHANCE THE UNDERSTANDING AND COMPARABILITY OF ITS PERFORMANCE BY EXCLUDING NET INVESTMENT GAINS AND LOSSES, NET OF INCOME TAXES, AND ADJUSTMENTS RELATED TO NET INVESTMENT GAINS AND LOSSES, NET OF INCOME TAXES, BOTH OF WHICH CAN FLUCTUATE SIGNIFICANTLY FROM PERIOD TO PERIOD, THE IMPACT OF THE CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING, NET OF INCOME TAXES, AND DISCONTINUED OPERATIONS OTHER THAN DISCONTINUED REAL ESTATE, NET OF INCOME TAXES, THEREBY HIGHLIGHTING THE RESULTS FROM OPERATIONS AND THE UNDERLYING PROFITABILITY DRIVERS OF THE BUSINESS. OPERATING EARNINGS, OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS AND OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS PER DILUTED COMMON SHARE SHOULD NOT BE VIEWED AS SUBSTITUTES FOR GAAP NET INCOME, GAAP NET INCOME AVAILABLE TO COMMON SHAREHOLDERS AND GAAP NET INCOME AVAILABLE TO COMMON SHAREHOLDERS PER DILUTED COMMON SHARE, RESPECTIVELY. RECONCILIATIONS OF OPERATING EARNINGS TO GAAP NET INCOME, OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS TO GAAP NET INCOME AVAILABLE TO COMMON SHAREHOLDERS AND OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS PER DILUTED COMMON SHARE TO GAAP NET INCOME AVAILABLE TO COMMON SHAREHOLDERS PER DILUTED COMMON SHARE, THE MOST DIRECTLY COMPARABLE GAAP MEASURES, ARE INCLUDED IN THE QFS AND IN METLIFE'S EARNINGS PRESS RELEASE DATED OCTOBER 27, 2005, FOR THE QUARTER ENDED
SEPTEMBER 30, 2005, WHICH ARE AVAILABLE AT WWW.METLIFE.COM.

                                                                  (METLIFE LOGO)


CORPORATE OVERVIEW

Unaudited (Dollars and shares in millions, except per share data)

                                                                                      For the Three Months Ended
                                                                  ------------------------------------------------------------------
                                                                  September 30,  December 31,   March 31,   June 30,   September 30,
                                                                      2004           2004         2005        2005         2005
                                                                  ------------------------------------------------------------------
Net income (1)                                                         $695           $511        $987       $2,245         $773
Preferred stock dividend                                                  0              0           0            0           31
                                                                  ------------------------------------------------------------------
Net income available to common shareholders                             695            511         987        2,245          742
         Net investment gains (losses)                                  178           (214)        (21)       2,225          (23)
         Minority interest - net investment gains (losses)                2              5          (9)          (2)          (1)
         Net investment gains (losses) tax benefit (provision)          (62)            71           9         (784)           9
                                                                  ------------------------------------------------------------------
Net investment gains (losses), net of income taxes (2) (3) (4)          118           (138)        (21)       1,439          (15)
         Adjustments related to policyholder benefits and
           dividends                                                    (74)            (9)         70          (86)         (55)
         Adjustments related to other expenses                            6              5         (15)          (9)           7
         Adjustments related to tax benefit (provision)                  24              1         (19)          32           18
                                                                  ------------------------------------------------------------------
Adjustments related to net investment gains (losses), net of
  income taxes (5)                                                      (44)            (3)         36          (63)         (30)
                                                                  ------------------------------------------------------------------
Cumulative effect of a change in accounting, net of income
  taxes                                                                   0              0           0            0            0
Discontinued operations, net of income taxes                              3             (8)        150           (1)           7
                                                                  ------------------------------------------------------------------
Operating earnings available to common shareholders                    $618 (7)       $660        $822         $870 (8)     $780 (9)
                                                                  ==================================================================

Net income available to common shareholders per common share -
  diluted                                                             $0.92          $0.68       $1.33        $3.02        $0.97
Net investment gains (losses), net of income taxes                     0.16          (0.18)      (0.03)        1.94        (0.02)
Adjustments related to net investment gains (losses), net of
  income taxes                                                        (0.06)         (0.01)       0.05        (0.09)       (0.03)
Cumulative effect of a change in accounting, net of income
  taxes                                                                0.00           0.00        0.00         0.00         0.00
Discontinued operations, net of income taxes                           0.00          (0.01)       0.20         0.00         0.01
                                                                  ------------------------------------------------------------------
Operating earnings available to common shareholders - diluted         $0.82          $0.88       $1.11        $1.17        $1.01
                                                                  ==================================================================

Weighted average common shares outstanding - diluted                  753.4          747.7       739.6        743.1        768.7

Book value per common share (actual common shares outstanding)       $30.86         $31.16      $31.43       $35.60       $35.29
Book value per common share, excluding accumulated other
  comprehensive income (actual common shares outstanding)            $27.11         $27.12      $28.48       $31.41       $32.81

Book value per common share - diluted (weighted average common
  shares outstanding)                                                $30.50         $30.53      $31.15       $35.16       $34.75
Book value per common share, excluding accumulated other
  comprehensive income - diluted (weighted average common
  shares outstanding)                                                $26.79         $26.57      $28.23       $31.02       $32.32
                                                                  ------------------------------------------------------------------

                                                                                      For the Three Months Ended
                                                                  ------------------------------------------------------------------
                                                                  September 30,  December 31,   March 31,   June 30,   September 30,
                                                                      2004           2004         2005        2005         2005
                                                                  ------------------------------------------------------------------
Common shares outstanding, beginning of period                        750.0          744.5       732.5        733.1        733.9
Treasury stock                                                         (5.5)         (12.0)        0.6          0.8         23.2
                                                                  ------------------------------------------------------------------
Common shares outstanding, end of period                              744.5          732.5       733.1        733.9        757.1

Weighted average common shares outstanding - basic                    749.2          742.3       734.0        736.5        759.8
Dilutive effect of convertible securities                               0.0            0.0         0.0          0.0          0.0
Dilutive effect of stock options                                        4.2            5.4         5.6          6.4          8.6
Dilutive effect of LTPCP shares                                         0.0            0.0         0.0          0.2          0.3
                                                                  ------------------------------------------------------------------
Weighted average common shares outstanding - diluted                  753.4          747.7       739.6        743.1        768.7
                                                                  ==================================================================



Policyholder Trust Shares                                             325.1          321.3       315.4        310.9        307.8


SUPPLEMENTAL DATA

Adjusted long-term debt to total capital  (6)
                                                                       22.8%          25.2%       24.2%        29.4%        28.3%
                                                                  ------------------------------------------------------------------

(1) Presentation of net income throughout the QFS differs from other public filings with respect to discontinued operations and scheduled settlement payments on derivatives not qualifying for hedge accounting treatment. Presentation of discontinued operations in other public filings is in accordance with the Statement of Financial Accounting Standards ("SFAS") No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. Presentation of scheduled settlement payments on derivatives not qualifying for hedge accounting treatment in other public filings is in accordance with SFAS No.133, Accounting for Derivative Instruments and Hedging Activities.

(2) Net investment gains (losses), net of income taxes, excludes scheduled settlement payments on derivative instruments not qualifying for hedge accounting treatment of $8 million, $2 million, $16 million, $8 million and $17 million, for the three months ended September 30, 2004, December 31, 2004, March 31, 2005, June 30, 2005 and September 30, 2005,
      respectively. For QFS purposes, these settlements are included in net investment income.

(3) Net investment gains (losses), net of income taxes, from real estate and real estate joint ventures includes discontinued operations of ($10) million, $2 million, $12 million, $1,227 million and $30 million, for the three months ended September 30, 2004, December 31, 2004, March 31, 2005, June 30, 2005 and September 30,2005, respectively.

(4) Net investment gains (losses), net of income taxes, for the three months ended December 31, 2004, includes a charge of $17 million related to the value of an embedded derivative associated with a funds withheld reinsurance treaty that was converted to a coinsurance agreement.

(5) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

(6) Adjusted long-term debt at September 30, 2004, December 31, 2004, March 31, 2005, June 30, 2005 and September 30, 2005 consists of $6,004 million, $6,669 million, $6,657 million, $8,319 million and $8,297 million of long-term debt, respectively, $0, $0, $0, $2,134 and $2,134 million of junior subordinated debt securities underlying common equity units, and $36 million, $111 million, $113 million, $115 million and $272 million of adjusted short-term debt, respectively. Non-recourse debt not included in adjusted long-term debt consists of $691 million, $743 million, $757 million, $985 million and $1,195 million, respectively. Non-core borrowings not included in adjusted short-term debt consist of $1,530 million, $1,334 million, $1,007 million, $1,864 million and $1,031 million, respectively. Total capital is defined as adjusted long-term debt, shares subject to mandatory redemption and stockholders' equity net of accumulated other comprehensive income.

(7) Operating earnings available to common shareholders for the three months ended September 30, 2004 includes a $9 million benefit ($0.01 per diluted common share), from a revision of the estimate of income taxes for 2003.

(8) Operating earnings available to common shareholders for the three months ended June 30, 2005 includes a $30 million benefit, net of income taxes ($0.04 per diluted common share), associated with the reduction of a previously established liability for settlement death benefits related to the Company's sales practices class action settlement recorded in 1999, an $18 million benefit, net of income taxes ($0.02 per diluted common share), associated with the reduction of a previously established liability related to the Company's demutualization in 2000, and an $8 million charge, net of income taxes ($0.01 per diluted common share), associated with establishment of a liability associated with the Argentine pension business.

(9) Operating earnings available to common shareholders for the three months ended September 30, 2005 includes a $31 million benefit ($0.04 per diluted common share) from a revision of the estimate of income taxes for 2004.

                                                                  (METLIFE LOGO)

METLIFE, INC.
CONSOLIDATED BALANCE SHEETS

                                                                                               As of
                                                                  ------------------------------------------------------------------
                                                                  September 30,  December 31,   March 31,   June 30,   September 30,
   Unaudited (Dollars in millions)                                    2004          2004          2005        2005         2005
   ---------------------------------------------------------------------------------------------------------------------------------
   ASSETS (1)

         Fixed maturities, at fair value                           $176,075       $176,746    $182,638     $185,203     $232,419
         Equity securities, at fair value                             1,869          2,188       2,516        2,632        3,159
         Mortgage and consumer loans                                 29,620         32,406      31,977       33,586       36,094
         Policy loans                                                 8,801          8,899       8,953        8,975        9,841
         Real estate and real estate joint ventures                   4,263          4,233       4,306        3,803        4,505
         Other limited partnership interests                          2,846          2,907       3,051        3,383        4,345
         Short-term investments                                       2,450          2,662       2,550        2,169        4,481
         Other invested assets                                        4,394          4,926       4,960        6,079        7,499
                                                                  ------------------------------------------------------------------
   TOTAL INVESTMENTS                                                230,318        234,967     240,951      245,830      302,343

   Cash and cash equivalents                                          3,590          4,048       3,920       13,601        6,950
   Accrued investment income                                          2,491          2,338       2,433        2,450        3,299
   Premiums and other receivables                                     7,088          6,695       7,514        7,821       14,391
   Deferred policy acquisition costs                                 13,913         14,327      14,789       14,865       19,211
   Assets of subsidiaries held-for-sale                                 245            410          32           33            0
   Goodwill, net                                                        628            633         612          614        4,564
   Other assets                                                       6,723          6,621       6,634        6,758        8,017
   Separate account assets                                           81,181         86,769      85,786       89,459      124,044
                                                                  ------------------------------------------------------------------
TOTAL ASSETS                                                       $346,177       $356,808    $362,671     $381,431     $482,819
                                                                  ==================================================================

   LIABILITIES AND EQUITY (1)
   LIABILITIES
   ------------
         Future policy benefits                                     $98,193       $100,154    $100,624     $103,175     $121,591
         Policyholder account balances                               81,788         83,558      85,790       86,516      127,431
         Other policyholder funds                                     7,031          7,251       7,523        7,650        8,521
         Policyholder dividends payable                                 954            898         896          939          978
         Policyholder dividend obligation                             2,161          2,243       1,737        2,477        1,735
         Short-term debt                                              1,566          1,445       1,120        1,979        1,303
         Long-term debt                                               6,695          7,412       7,414        9,304        9,492
         Junior subordinated debt securities underlying common
           equity units                                                   0              0           0        2,134        2,134
         Shares subject to mandatory redemption                         277            278         278          278          278
         Liabilities of subsidiaries held-for-sale                      103            268          27           28            0
         Current income tax payable                                     501            421          31          635           97
         Deferred income tax payable                                  2,468          2,473       2,414        3,201        1,456
         Payables under securities loaned transactions               28,662         28,678      31,713       31,632       40,127
         Other liabilities                                           11,622         12,136      14,280       13,853       14,875
         Separate account liabilities                                81,181         86,769      85,786       89,459      124,044
                                                                  ------------------------------------------------------------------
   TOTAL LIABILITIES                                                323,202        333,984     339,633      353,260      454,062
                                                                  ------------------------------------------------------------------
   EQUITY
   -------
         Preferred stock, at par value                                    0              0           0            1            1
         Common stock, at par value                                       8              8           8            8            8
         Additional paid-in capital                                  15,027         15,037      15,043       16,974       17,273
         Retained earnings                                            6,440          6,608       7,595        9,841       10,582
         Treasury stock                                              (1,294)        (1,785)     (1,764)      (1,733)        (981)
         Accumulated other comprehensive income                       2,794          2,956       2,156        3,080        1,874
                                                                  ------------------------------------------------------------------
   TOTAL STOCKHOLDERS' EQUITY                                        22,975         22,824      23,038       28,171       28,757
                                                                  ------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                         $346,177       $356,808    $362,671     $381,431     $482,819
                                                                  ==================================================================

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

                                                                  (METLIFE LOGO)


METLIFE, INC.
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS
AVAILABLE TO COMMON SHAREHOLDERS

                                                                                      For the Three Months Ended
                                                                  ------------------------------------------------------------------
                                                                  September 30,  December 31,   March 31,   June 30,   September 30,
Unaudited (Dollars in millions)                                       2004          2004          2005        2005         2005
------------------------------------------------------------------------------------------------------------------------------------
REVENUES (1)
Premiums                                                             $5,679         $5,800      $5,966       $6,034       $6,514
Universal life and investment-type product policy fees                  736            747         791          813        1,112
Investment income, net                                                3,107          3,347       3,279        3,508        4,112
Other revenues                                                          292            310         299          301          348
                                                                  ------------------------------------------------------------------
                                                                      9,814         10,204      10,335       10,656       12,086
                                                                  ------------------------------------------------------------------
EXPENSES (1)
Policyholder benefits and dividends                                   6,260          6,289       6,411        6,589        7,208
Interest credited to policyholder account balances                      739            777         795          820        1,156
Interest credited to bank deposits                                       11             14          17           25           30
Interest expense                                                        113            116         119          125          183
Other expenses                                                        1,815          2,052       1,811        1,844        2,408
                                                                  ------------------------------------------------------------------
                                                                      8,938          9,248       9,153        9,403       10,985
                                                                  ------------------------------------------------------------------
Operating earnings before provision for income taxes                    876            956       1,182        1,253        1,101
Provision for income taxes                                              258            296         360          383          290
                                                                  ------------------------------------------------------------------
Operating earnings                                                      618            660         822          870          811
Preferred stock dividend                                                  0              0           0            0           31
                                                                  ------------------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS                    $618 (3)       $660        $822         $870 (4)     $780 (5)
                                                                  ==================================================================

NET INCOME RECONCILIATION (1)
--------------------------------
Operating earnings available to common shareholders                    $618           $660        $822         $870         $780
      Net investment gains (losses)                                     178           (214)        (21)       2,225          (23)
      Minority interest - net investment gains (losses)                   2              5          (9)          (2)          (1)
      Net investment gains (losses) tax benefit (provision)             (62)            71           9         (784)           9
                                                                  ------------------------------------------------------------------
Net investment gains (losses), net of income taxes                      118           (138)        (21)       1,439          (15)
      Adjustments related to policyholder benefits and dividends        (74)            (9)         70          (86)         (55)
      Adjustments related to other expenses                               6              5         (15)          (9)           7
      Adjustments related to tax benefit (provision)                     24              1         (19)          32           18
                                                                  ------------------------------------------------------------------
Adjustments related to net investment gains (losses), net of
  income taxes (2)                                                      (44)            (3)         36          (63)         (30)
Cumulative effect of a change in accounting, net of income taxes          0              0           0            0            0
Discontinued operations, net of income taxes                              3             (8)        150           (1)           7
                                                                  ------------------------------------------------------------------
Net income available to common shareholders                             695            511         987        2,245          742
Preferred stock dividend                                                  0              0           0            0           31
                                                                  ------------------------------------------------------------------
Net income                                                             $695           $511        $987       $2,245         $773
                                                                  ------------------------------------------------------------------

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

(2) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation, and amounts allocable to certain participating contracts.

(3) Operating earnings available to common shareholders for the three months ended September 30, 2004 includes a $9 million benefit from a revision of the estimate of income taxes for 2003.

(4) Operating earnings available to common shareholders for the three months ended June 30, 2005 includes a $30 million benefit, net of income taxes, associated with the reduction of a previously established liability for settlement death benefits related to the Company's sales practices class action settlement recorded in 1999, an $18 million benefit, net of income taxes, associated with the reduction of a previously established liability related to the Company's demutualization in 2000, and an $8 million charge, net of income taxes, associated with establishment of a liability associated with the Argentine pension business.

(5) Operating earnings available to common shareholders for the three months ended September 30, 2005 includes a $31 million benefit from a revision of the estimate of income taxes for 2004.

                                                                  (METLIFE LOGO)

METLIFE, INC.
CONSOLIDATING BALANCE SHEET
AT SEPTEMBER 30, 2005

                                                                                                                    Corporate, Other
Unaudited (Dollars in millions)   Consolidated  Institutional  Individual  Auto & Home  International  Reinsurance   & Eliminations
------------------------------------------------------------------------------------------------------------------------------------
ASSETS (1)
Total investments                    $302,343      $124,214      $124,243      $3,780       $13,112       $11,090        $25,904
Cash and cash equivalents               6,950         (237)         1,206        (90)           176            72          5,823
Accrued investment income               3,299         1,025         1,526          60           152            97            439
Premiums and other receivables         14,391         4,260         3,397       1,092           744         1,049          3,849
Deferred policy acquisition
  costs                                19,211         1,237        13,266         190         1,723         2,796            (1)
Assets of subsidiaries
  held-for-sale                             0             0             0           0             0             0              0
Goodwill, net                           4,564           889         2,747         157           289            95            387
Other assets                            8,017         1,589         2,935         410           284            58          2,741
Separate account assets               124,044        44,737        78,255           0         1,039            13              0
                                  --------------------------------------------------------------------------------------------------
     Total Assets                    $482,819      $177,714      $227,575      $5,599       $17,519       $15,270        $39,142
                                  ==================================================================================================

LIABILITIES AND EQUITY (1)
LIABILITIES
-------------
Future policy benefits               $121,591       $48,916       $55,031      $3,598        $6,556        $4,372         $3,118
Policyholder account balances         127,431        53,628        59,324           0         5,203         5,365          3,911
Other policyholder funds                8,521         2,764         2,686          49         1,025         1,630            367
Policyholder dividends payable            978             0           978           0             0             0              0
Policyholder dividend
  obligation                            1,735             0         1,735           0             0             0              0
Short-term debt                         1,303             0            78           0             0             0          1,225
Long-term debt                          9,492           363           149           0            51           403          8,526
Junior subordinated debt
  securities underlying common
  equity units                          2,134             0             0           0             0             0          2,134
Shares subject to mandatory
  redemption                              278             0             0           0             0           159            119
Liabilities of subsidiaries
  held-for-sale                             0             0             0           0             0             0              0
Current income tax payable                 97            11          (315)        (83)          (66)           (4)           554
Deferred income tax payable             1,456        (1,212)        1,641          38           138           813             38
Payables under securities
  loaned transactions                  40,127        15,996        15,845         100             0             0          8,186
Other liabilities                      14,875         3,131         3,234         749           833         1,390          5,538
Separate account liabilities          124,044        44,737        78,255           0         1,039            13              0
                                  --------------------------------------------------------------------------------------------------
     Total Liabilities                454,062       168,334       218,641       4,451        14,779        14,141         33,716

EQUITY
--------
Preferred stock, at par value               1             0             0           0             0             0              1
Common stock, at par value                  8             0             0           0             0             0              8
Allocated equity (2)                   27,855         8,733         8,497         998         2,349           901          6,377
Treasury stock                           (981)            0             0           0             0             0           (981)
Accumulated other comprehensive
  income                                1,874           647           437         150           391           228             21
                                  --------------------------------------------------------------------------------------------------
     Total Stockholders' Equity        28,757         9,380         8,934       1,148         2,740         1,129          5,426
                                  --------------------------------------------------------------------------------------------------

Total Liabilities and
  Stockholders' Equity               $482,819      $177,714      $227,575      $5,599       $17,519       $15,270        $39,142
                                  ==================================================================================================

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

(2) Allocated equity includes additional paid-in capital and retained earnings.

                                                                  (METLIFE LOGO)

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2005

                                                                                                                    Corporate, Other
Unaudited (Dollars in millions)   Consolidated  Institutional  Individual  Auto & Home  International  Reinsurance   & Eliminations
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                               $6,514        $3,066        $1,140        $716          $614          $976             $2
Universal life and
  investment-type product
  policy fees                           1,112           197           746           0           170           (2)              1
Investment income, net                  4,112         1,707         1,751          46           238           158            212
Other revenues                            348           163           150           8             9            13              5
                                  --------------------------------------------------------------------------------------------------
                                       12,086         5,133         3,787         770         1,031         1,145            220
                                  --------------------------------------------------------------------------------------------------
EXPENSES
Policyholder benefits and
  dividends                             7,208         3,455         1,770         615           578           779             11
Interest credited to
  policyholder account balances         1,156           508           500           0            84            64              0
Capitalization of deferred
  policy acquisition costs               (935)          (74)         (384)       (123)         (137)         (217)             0
Amortization of deferred policy
  acquisition costs                       656            51           310         116            68           111              0
Other expenses                          2,900           610         1,096         216           359           366            253
                                  --------------------------------------------------------------------------------------------------
                                       10,985         4,550         3,292         824           952         1,103            264
                                  --------------------------------------------------------------------------------------------------
Operating earnings before
  provision (benefit) for
  income taxes                          1,101           583           495         (54)           79            42            (44)
Provision (benefit) for income
  taxes                                   290           197           164         (28)           13            16            (72)
                                  --------------------------------------------------------------------------------------------------
Operating earnings                        811           386           331         (26)           66            26             28
Preferred stock dividend                   31             0             0           0             0             0             31
                                  --------------------------------------------------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO
  COMMON SHAREHOLDERS                    $780 (2)      $386          $331        ($26)          $66           $26            ($3)
                                  ==================================================================================================

NET INCOME RECONCILIATION
---------------------------
Operating earnings available to
  common shareholders                    $780          $386          $331        ($26)          $66           $26            ($3)
    Net investment gains
      (losses)                            (23)          (97)           (6)         (5)            5             7             73
    Minority interest - net
      investment gains (losses)            (1)            0             0           0             0            (1)             0
    Net investment gains
      (losses) tax benefit
      (provision)                           9            36             0           2            (2)           (2)           (25)
                                  --------------------------------------------------------------------------------------------------
Net investment gains (losses),
  net of income taxes                     (15)          (61)           (6)         (3)            3             4             48
    Adjustments related to
      policyholder benefits and
      dividends                           (55)           28           (29)          0           (54)            0              0
    Adjustments related to
      other expenses                        7             0            11           0             0            (4)             0
    Adjustments related to tax
      benefit (provision)                  18           (10)            7           0            19             2              0
                                  --------------------------------------------------------------------------------------------------
Adjustments related to net
  investment gains (losses),
  net of income taxes (1)                 (30)           18           (11)          0           (35)           (2)             0
Cumulative effect of a change
  in accounting, net of income
  taxes                                     0             0             0           0             0             0              0
Discontinued operations, net of
  income taxes                              7             0             0           0             7             0              0
                                  --------------------------------------------------------------------------------------------------
Net income available to common
  shareholders                            742           343           314         (29)           41            28             45
Preferred stock dividend                   31             0             0           0             0             0             31
                                  --------------------------------------------------------------------------------------------------
Net income                               $773          $343          $314        ($29)          $41           $28            $76
                                  ==================================================================================================

(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

(2) Operating earnings available to common shareholders for the three months ended September 30, 2005 includes a $31 million benefit from a revision of the estimate of income taxes for 2004.

                                                                  (METLIFE LOGO)


METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2004

                                                                                                                    Corporate, Other
Unaudited (Dollars in millions)   Consolidated  Institutional  Individual  Auto & Home  International  Reinsurance   & Eliminations
------------------------------------------------------------------------------------------------------------------------------------
REVENUES (1)
Premiums                               $5,679        $2,662        $1,032        $740          $437          $819           ($11)
Universal life and
  investment-type product
  policy fees                             736           183           461           0            90             0              2
Investment income, net                  3,107         1,145         1,507          40           151           134            130
Other revenues                            292           159           102           8             2            13              8
                                  --------------------------------------------------------------------------------------------------
                                        9,814         4,149         3,102         788           680           966            129
                                  --------------------------------------------------------------------------------------------------
EXPENSES (1)
Policyholder benefits and
  dividends                             6,260         2,934         1,687         554           424           659              2
Interest credited to
  policyholder account balances           739           255           399           0            37            55             (7)
Capitalization of deferred
  policy acquisition costs               (752)          (71)         (267)       (117)         (103)         (194)             0
Amortization of deferred policy
  acquisition costs                       479            29           206         110            32           102              0
Other expenses                          2,212           551           777         200           219           320            145
                                  --------------------------------------------------------------------------------------------------
                                        8,938         3,698         2,802         747           609           942            140
                                  --------------------------------------------------------------------------------------------------
Operating earnings before
  provision (benefit) for
  income taxes                            876           451           300          41            71            24            (11)
Provision (benefit) for income
  taxes                                   258           153           100           7            24             9            (35)
                                  --------------------------------------------------------------------------------------------------
Operating earnings                        618           298           200          34            47            15             24
Preferred stock dividend                    0             0             0           0             0             0              0
                                  --------------------------------------------------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO
  COMMON SHAREHOLDERS                    $618 (3)      $298          $200         $34           $47           $15            $24
                                  ==================================================================================================

NET INCOME RECONCILIATION (1)
------------------------------
Operating earnings available to
  common shareholders                    $618          $298          $200         $34           $47           $15            $24
    Net investment gains
      (losses)                            178            88           123          (1)            3           (19)           (16)
    Minority interest - net
      investment gains (losses)             2             0             0           0             0             2              0
    Net investment gains
      (losses) tax benefit
      (provision)                         (62)          (27)          (43)          0            (1)            6              3
                                  --------------------------------------------------------------------------------------------------
Net investment gains (losses),
  net of income taxes                     118            61            80          (1)            2           (11)           (13)
    Adjustments related to
      policyholder benefits and
      dividends                           (74)          (35)          (25)          0           (14)            0              0
    Adjustments related to
      other expenses                        6             0            (8)          0             0            15             (1)
    Adjustments related to tax
      benefit (provision)                  24            11            12           0             5            (5)             1
                                  --------------------------------------------------------------------------------------------------
Adjustments related to net
  investment gains (losses),
  net of income taxes (2)                 (44)          (24)          (21)          0            (9)           10              0
Cumulative effect of a change
  in accounting, net of income
  taxes                                     0             0             0           0             0             0              0
Discontinued operations, net of
  income taxes                              3             0             0           0            (2)            0              5
                                  --------------------------------------------------------------------------------------------------
Net income available to common
  shareholders                            695           335           259          33            38            14             16
Preferred stock dividend                    0             0             0           0             0             0              0
                                  --------------------------------------------------------------------------------------------------
Net income                               $695          $335          $259         $33           $38           $14            $16
                                  ==================================================================================================

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

(2) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

(3) Operating earnings available to common shareholders for the three months ended September 30, 2004 includes a $9 million benefit from a revision of the estimate of income taxes for 2003.

                                                                  (METLIFE LOGO)

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005

                                                                                                                    Corporate, Other
Unaudited (Dollars in millions)   Consolidated  Institutional  Individual  Auto & Home  International  Reinsurance   & Eliminations
------------------------------------------------------------------------------------------------------------------------------------
REVENUES (1)
Premiums                              $18,514        $8,744        $3,233      $2,182        $1,550        $2,807            ($2)
Universal life and
  investment-type product
  policy fees                           2,716           575         1,726           0           414             0              1
Investment income, net                 10,899         4,319         4,860         135           582           445            558
Other revenues                            948           487           367          25            11            45             13
                                  --------------------------------------------------------------------------------------------------
                                       33,077        14,125        10,186       2,342         2,557         3,297            570
                                  --------------------------------------------------------------------------------------------------
EXPENSES (1)
Policyholder benefits and
  dividends                            20,208         9,760         5,139       1,541         1,456         2,346            (34)
Interest credited to
  policyholder account balances         2,771         1,135         1,287           0           186           163              0
Capitalization of deferred
  policy acquisition costs             (2,560)         (206)         (917)       (345)         (400)         (692)             0
Amortization of deferred policy
  acquisition costs                     1,740           125           661         342           180           428              4
Other expenses                          7,382         1,715         2,604         615           877           969            602
                                  --------------------------------------------------------------------------------------------------
                                       29,541        12,529         8,774       2,153         2,299         3,214            572
                                  --------------------------------------------------------------------------------------------------
Operating earnings before
  provision (benefit) for
  income taxes                          3,536         1,596         1,412         189           258            83             (2)
Provision (benefit) for income
  taxes                                 1,033           540           469          38            73            28           (115)
                                  --------------------------------------------------------------------------------------------------
Operating earnings                      2,503         1,056           943         151           185            55            113
Preferred stock dividend                   31             0             0           0             0             0             31
                                  --------------------------------------------------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO
  COMMON SHAREHOLDERS                  $2,472 (3)    $1,056          $943        $151          $185           $55            $82
                                  ==================================================================================================

NET INCOME RECONCILIATION (1)
------------------------------
Operating earnings available to
  common shareholders                  $2,472        $1,056          $943        $151          $185           $55            $82
    Net investment gains
      (losses)                          2,181           323           554          (9)           12            28          1,273
    Minority interest - net
      investment gains (losses)           (12)            0            (4)          0             0            (8)             0
    Net investment gains
      (losses) tax benefit
      (provision)                        (766)         (114)         (197)          3            (4)           (4)          (450)
                                  --------------------------------------------------------------------------------------------------
Net investment gains (losses),
  net of income taxes                   1,403           209           353          (6)            8            16            823
    Adjustments related to
      policyholder benefits and
      dividends                           (71)           26           (41)          0           (56)            0              0
    Adjustments related to
      other expenses                      (17)            0            (8)          0             0            (9)             0
    Adjustments related to tax
      benefit (provision)                  31            (9)           18           0            20             2              0
                                  --------------------------------------------------------------------------------------------------
Adjustments related to net
  investment gains (losses),
  net of income taxes (2)                 (57)           17           (31)          0           (36)           (7)             0

Cumulative effect of a change
  in accounting, net of income
  taxes                                     0             0             0           0             0             0              0
Discontinued operations, net of
  income taxes                            156             0             0           0             5             0            151
                                  --------------------------------------------------------------------------------------------------
Net income available to common
  shareholders                          3,974         1,282         1,265         145           162            64          1,056
Preferred stock dividend                   31             0             0           0             0             0             31
                                  --------------------------------------------------------------------------------------------------
Net income                             $4,005        $1,282        $1,265        $145          $162           $64         $1,087
                                  ==================================================================================================

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

(2) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

(3) Operating earnings available to common shareholders for the nine months ended September 30, 2005 includes a $30 million benefit, net of income taxes, associated with the reduction of a previously established liability for settlement death benefits related to the Company's sales practices class action settlement recorded in 1999, an $18 million benefit, net of income taxes, associated with the reduction of a previously established liability related to the Company's demutualization in 2000, an $8 million charge, net of income taxes, associated with establishment of a liability associated with the Argentine pension business and a $31 million benefit from a revision of the estimate of income taxes for 2004.

                                                                  (METLIFE LOGO)

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

                                                                                                                    Corporate, Other
Unaudited (Dollars in millions)   Consolidated  Institutional  Individual  Auto & Home  International  Reinsurance   & Eliminations
------------------------------------------------------------------------------------------------------------------------------------
REVENUES (1)
Premiums                              $16,400        $7,519        $3,033      $2,211        $1,229        $2,431           ($23)
Universal life and
  investment-type product
  policy fees                           2,120           534         1,325           0           259             0              2
Investment income, net                  9,263         3,433         4,530         130           410           381            379
Other revenues                            888           489           314          23            14            40              8
                                  --------------------------------------------------------------------------------------------------
                                       28,671        11,975         9,202       2,364         1,912         2,852            366
                                  --------------------------------------------------------------------------------------------------
EXPENSES (1)
Policyholder benefits and
  dividends                            18,104         8,381         4,992       1,585         1,201         1,943              2
Interest credited to
  policyholder account balances         2,220           743         1,220           0           106           151              0
Capitalization of deferred
  policy acquisition costs             (2,368)         (275)         (856)       (341)         (267)         (629)             0
Amortization of deferred policy
  acquisition costs                     1,399            93           537         336           100           331              2
Other expenses                          6,592         1,609         2,414         589           579           969            432
                                  --------------------------------------------------------------------------------------------------
                                       25,947        10,551         8,307       2,169         1,719         2,765            436
                                  --------------------------------------------------------------------------------------------------
Operating earnings before
  provision (benefit) for
  income taxes                          2,724         1,424           895         195           193            87            (70)
Provision (benefit) for income
  taxes                                   742           484           299          44            58            31           (174)
                                  --------------------------------------------------------------------------------------------------
Operating earnings                      1,982           940           596         151           135            56            104
Preferred stock dividend                    0             0             0           0             0             0              0
                                  --------------------------------------------------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO
  COMMON SHAREHOLDERS                  $1,982 (3)      $940          $596        $151          $135           $56           $104
                                  ==================================================================================================

NET INCOME RECONCILIATION (1)
------------------------------
Operating earnings available to
  common shareholders                  $1,982          $940          $596        $151          $135           $56           $104
    Net investment gains
      (losses)                            458           208           123          (6)           27            36             70
    Minority interest - net
      investment gains (losses)           (14)            0             0           0             0           (14)             0
    Net investment gains
      (losses) tax benefit
      (provision)                        (148)          (74)          (31)          2            (8)           (7)           (30)
                                  --------------------------------------------------------------------------------------------------
Net investment gains (losses),
  net of income taxes                     296           134            92          (4)           19            15             40
    Adjustments related to
      policyholder benefits and
      dividends                            73            26             9           0            38             0              0
    Adjustments related to
      other expenses                      (16)            0           (13)          0             0            (2)            (1)
    Adjustments related to tax
      benefit (provision)                 (20)          (10)            1           0           (13)            1              1
                                  --------------------------------------------------------------------------------------------------
Adjustments related to net
  investment gains (losses),
  net of income taxes (2)                  37            16            (3)          0            25            (1)             0
Cumulative effect of a change
  in accounting, net of income
  taxes                                   (86)          (60)            0           0           (30)            0              4
Discontinued operations, net of
  income taxes                             18             0             0           0            (5)            0             23
                                  --------------------------------------------------------------------------------------------------
Net income available to common
  shareholders                          2,247         1,030           685         147           144            70            171
Preferred stock dividend                    0             0             0           0             0             0              0
                                  --------------------------------------------------------------------------------------------------
Net income                             $2,247        $1,030          $685        $147          $144           $70           $171
                                  ==================================================================================================

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

(2) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

(3) Operating earnings available to common shareholders for the nine months ended September 30, 2004 includes a $9 million benefit from a revision of the estimate of income taxes for 2003.

                                                                  (METLIFE LOGO)

SUMMARY OF SEGMENT OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS  (1) (2)

                                                                For the Three Months Ended
                                     -------------------------------------------------------------------------------
                                     September 30,      December 31,      March 31,      June 30,      September 30,
Unaudited (Dollars in millions)           2004              2004            2005           2005            2005
--------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL OPERATIONS                  $298              $309            $324           $346            $386

INDIVIDUAL OPERATIONS                      200               207             321            291             331

AUTO & HOME OPERATIONS                      34                63              76            101             (26)

INTERNATIONAL OPERATIONS                    47                30              68             51              66

REINSURANCE OPERATIONS                      15                21              25              4              26

CORPORATE, OTHER & ELIMINATIONS             24                30               8             77              (3)

                                     -------------------------------------------------------------------------------
CONSOLIDATED                              $618 (3)          $660            $822           $870(4)         $780 (5)
                                     ===============================================================================


(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

(2) A reconciliation of operating earnings available to common shareholders to net income for each segment appears in this QFS as follows: (i) Institutional Operations, page 11; (ii) Individual Operations, page 19;
      (iii) Auto & Home Operations, page 29; (iv) International Operations, page 34; (v) Reinsurance Operations, page 35; and Corporate, Other and Eliminations, page 37. A reconciliation of operating earnings available to common shareholders to net income for MetLife, Inc., Consolidated, appears on Page 4.

(3) Operating earnings available to common shareholders for the three months ended September 30, 2004 includes a $9 million benefit from a revision of the estimate of income taxes for 2003.

(4) Operating earnings available to common shareholders for the three months ended June 30, 2005 includes a $30 million benefit, net of income taxes, associated with the reduction of a previously established liability for settlement death benefits related to the Company's sales practices class action settlement recorded in 1999, an $18 million benefit, net of income taxes, associated with the reduction of a previously established liability related to the Company's demutualization in 2000, and an $8 million charge, net of income taxes, associated with establishment of a liability associated with the Argentine pension business.

(5) Operating earnings available to common shareholders for the three months ended September 30, 2005 includes a $31 million benefit from a revision of the estimate of income taxes for 2004.

                                                                  (METLIFE LOGO)


INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - TOTAL UNAUDITED (DOLLARS IN MILLIONS)

                                                                                    For the Three Months Ended
                                                             -----------------------------------------------------------------------
                                                             September 30,    December 31,    March 31,    June 30,    September 30,
Institutional Operations                                          2004            2004           2005        2005           2005
------------------------------------------------------------------------------------------------------------------------------------

REVENUES (1)
Premiums                                                        $2,662          $2,518         $2,844      $2,834         $3,066
Universal life and investment-type product policy fees             183             177            193         185            197
Investment income, net                                           1,145           1,211          1,248       1,364          1,707
Other revenues                                                     159             165            161         163            163
                                                             -----------------------------------------------------------------------
                                                                 4,149           4,071          4,446       4,546          5,133
                                                             -----------------------------------------------------------------------

EXPENSES (1)
Policyholder benefits and dividends                              2,934           2,785          3,146       3,159          3,455
Interest credited to policyholder account balances                 255             273            301         326            508
Other expenses                                                     509             545            510         537            587
                                                             -----------------------------------------------------------------------
                                                                 3,698           3,603          3,957       4,022          4,550
                                                             -----------------------------------------------------------------------

Operating earnings before provision for income taxes               451             468            489         524            583
Provision for income taxes                                         153             159            165         178            197
                                                             -----------------------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS               $298            $309           $324        $346           $386
                                                             =======================================================================

NET INCOME RECONCILIATION (1)
----------------------------------------------------
Operating earnings available to common shareholders               $298            $309           $324        $346           $386
       Net investment gains (losses)                                88             (77)             5         415            (97)
       Minority interest - net investment gains (losses)             0               0              0           0              0
       Net investment gains (losses) tax benefit
       (provision)                                                 (27)             26             (3)       (147)            36
                                                             -----------------------------------------------------------------------
Net investment gains (losses), net of income taxes                  61             (51)             2         268            (61)
       Adjustments related to policyholder benefits and
        dividends                                                  (35)            (33)            35         (37)            28
       Adjustments related to other expenses                         0               0              0           0              0
       Adjustments related to tax benefit (provision)               11              12            (12)         13            (10)
                                                             -----------------------------------------------------------------------
Adjustments related to net investment gains (losses), net
 of income taxes (2)                                               (24)            (21)            23         (24)            18
Cumulative effect of a change in accounting, net of
 income taxes                                                        0               0              0           0              0
Discontinued operations, net of income taxes                         0               0              0           0              0
                                                             -----------------------------------------------------------------------
Net income available to common shareholders                        335             237            349         590            343
Preferred stock dividend                                             0               0              0           0              0
                                                             -----------------------------------------------------------------------
Net income                                                        $335            $237           $349        $590           $343
                                                             -----------------------------------------------------------------------

                                                             For the Year-to-Date Period Ended
                                                             ---------------------------------
                                                             September 30,      September 30,
Institutional Operations                                          2004               2005
----------------------------------------------------------------------------------------------

REVENUES (1)
Premiums                                                        $7,519             $8,744
Universal life and investment-type product policy fees             534                575
Investment income, net                                           3,433              4,319
Other revenues                                                     489                487
                                                             ---------------------------------
                                                                11,975             14,125
                                                             ---------------------------------

EXPENSES (1)
Policyholder benefits and dividends                              8,381              9,760
Interest credited to policyholder account balances                 743              1,135
Other expenses                                                   1,427              1,634
                                                             ---------------------------------
                                                                10,551             12,529
                                                             ---------------------------------

Operating earnings before provision for income taxes             1,424              1,596
Provision for income taxes                                         484                540
                                                             ---------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS             $  940            $ 1,056
                                                             =================================

NET INCOME RECONCILIATION (1)
----------------------------------------------------
Operating earnings available to common shareholders               $940             $1,056
       Net investment gains (losses)                               208                323
       Minority interest - net investment gains (losses)             0                  0
       Net investment gains (losses) tax benefit
        (provision)                                                (74)              (114)
                                                             ---------------------------------
Net investment gains (losses), net of income taxes                 134                209
       Adjustments related to policyholder benefits and
        dividends                                                   26                 26
       Adjustments related to other expenses                         0                  0
       Adjustments related to tax benefit (provision)              (10)                (9)
                                                             ---------------------------------
Adjustments related to net investment gains (losses), net
 of income taxes (2)                                                16                 17
Cumulative effect of a change in accounting, net of
 income taxes                                                      (60)                 0
Discontinued operations, net of income taxes                         0                  0
                                                             ---------------------------------
Net income available to common shareholders                      1,030              1,282
Preferred stock dividend                                             0                  0
                                                             ---------------------------------
Net income                                                      $1,030             $1,282
                                                             ---------------------------------

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

(2) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs and amounts allocable to certain participating contracts.

                                                                  (METLIFE LOGO)


INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS
AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                   For the Three Months Ended
                                                             -----------------------------------------------------------------------
                                                             September 30,    December 31,    March 31,    June 30,    September 30,
Group Life                                                        2004            2004           2005        2005           2005
------------------------------------------------------------------------------------------------------------------------------------

REVENUES (1)
Premiums                                                        $1,265          $1,283         $1,364      $1,435         $1,485
Universal life and investment-type product policy fees             177             171            187         180            192
Investment income, net                                             252             255            271         281            296
Other revenues                                                      11              14             13          14             11
                                                             --------------------------------------------------------------------
                                                                 1,705           1,723          1,835       1,910          1,984
                                                             --------------------------------------------------------------------

EXPENSES (1)
Policyholder benefits and dividends                              1,310           1,324          1,444       1,519          1,542
Interest credited to policyholder account balances                 100             101             99         105            119
Other expenses                                                     143             154            146         159            168
                                                             --------------------------------------------------------------------
                                                                 1,553           1,579          1,689       1,783          1,829
                                                             --------------------------------------------------------------------

Operating earnings before provision for income taxes               152             144            146         127            155
Provision for income taxes                                          52              49             49          44             53
                                                             --------------------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS               $100             $95            $97         $83           $102
                                                             ====================================================================

Net investment gains (losses), net of income taxes                   3             (43)            (9)         (1)             7
Adjustments related to net investment gains (losses), net
 of income taxes                                                     0               0              0           0              4
Cumulative effect of a change in accounting, net of
 income taxes                                                        0               0              0           0              0
Discontinued operations, net of income taxes                         0               0              0           0              0
                                                             --------------------------------------------------------------------
Net income available to common shareholders                        103              52             88          82            113
Preferred stock dividend                                             0               0              0           0              0
                                                             --------------------------------------------------------------------
Net income                                                        $103             $52            $88         $82           $113
                                                             --------------------------------------------------------------------

                                                             For the Year-to-Date Period Ended
                                                             ---------------------------------
                                                             September 30,       September 30,
Group Life                                                        2004               2005
----------------------------------------------------------------------------------------------

REVENUES (1)
Premiums                                                        $3,918             $4,284
Universal life and investment-type product policy fees             514                559
Investment income, net                                             785                848
Other revenues                                                      43                 38
                                                             ---------------------------------
                                                                 5,260              5,729
                                                             ---------------------------------

EXPENSES (1)
Policyholder benefits and dividends                              4,113              4,505
Interest credited to policyholder account balances                 301                323
Other expenses                                                     386                473
                                                             ---------------------------------
                                                                 4,800              5,301
                                                             ---------------------------------

Operating earnings before provision for income taxes               460                428
Provision for income taxes                                         157                146
                                                             ---------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS               $303               $282
                                                             =================================

Net investment gains (losses), net of income taxes                  18                 (3)
Adjustments related to net investment gains (losses), net
 of income taxes                                                     0                  4
Cumulative effect of a change in accounting, net of
 income taxes                                                        0                  0
Discontinued operations, net of income taxes                         0                  0
                                                             ---------------------------------
Net income available to common shareholders                        321                283
Preferred stock dividend                                             0                  0
                                                             ---------------------------------
Net income                                                        $321               $283
                                                             ---------------------------------


(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

                                                                  (METLIFE LOGO)


INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS
AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                      For the Three Months Ended
                                                             -----------------------------------------------------------------------
                                                             September 30,    December 31,    March 31,    June 30,    September 30,
Retirement & Savings                                             2004             2004           2005        2005           2005
------------------------------------------------------------------------------------------------------------------------------------
REVENUES (1)
Premiums                                                         $505            $300           $496         $384           $557
Universal life and investment-type product policy fees              6               6              6            5              5
Investment income, net                                            778             831            846          926          1,255
Other revenues                                                     58              56             59           59             63
                                                             -----------------------------------------------------------------------
                                                                1,347           1,193          1,407        1,374          1,880
                                                             -----------------------------------------------------------------------

EXPENSES (1)
Policyholder benefits and dividends                               871             675            864          751          1,041
Interest credited to policyholder account balances                155             172            202          221            389
Other expenses                                                     98             110             93           87            126
                                                             -----------------------------------------------------------------------
                                                                1,124             957          1,159        1,059          1,556
                                                             -----------------------------------------------------------------------

Operating earnings before provision for income taxes              223             236            248          315            324
Provision for income taxes                                         74              79             83          106            108
                                                             -----------------------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS              $149            $157           $165         $209           $216
                                                             =======================================================================

Net investment gains (losses), net of income taxes                 39              (1)            12          231            (45)
Adjustments related to net investment gains (losses), net
 of income taxes                                                   (3)            (15)            11          (10)             7
Cumulative effect of a change in accounting, net of
 income taxes                                                       0               0              0            0              0
Discontinued operations, net of income taxes                        0               0              0            0              0
                                                             -----------------------------------------------------------------------
Net income available to common shareholders                       185             141            188          430            178
Preferred stock dividend                                            0               0              0            0              0
                                                             -----------------------------------------------------------------------
Net income                                                       $185            $141           $188         $430           $178
                                                             -----------------------------------------------------------------------

                                                             For the Year-to-Date Period Ended
                                                             ---------------------------------
                                                             September 30,       September 30,
Retirement & Savings                                              2004                2005
----------------------------------------------------------------------------------------------
REVENUES (1)
Premiums                                                          $997              $1,437
Universal life and investment-type product policy fees              20                  16
Investment income, net                                           2,300               3,027
Other revenues                                                     175                 181
                                                             ---------------------------------
                                                                 3,492               4,661
                                                             ---------------------------------

EXPENSES (1)
Policyholder benefits and dividends                              2,064               2,656
Interest credited to policyholder account balances                 442                 812
Other expenses                                                     284                 306
                                                             ---------------------------------
                                                                 2,790               3,774
                                                             ---------------------------------

Operating earnings before provision for income taxes               702                 887
Provision for income taxes                                         235                 297
                                                             ---------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS               $467                $590
                                                             =================================

Net investment gains (losses), net of income taxes                  99                 198
Adjustments related to net investment gains (losses), net
 of income taxes                                                    17                   8
Cumulative effect of a change in accounting, net of
 income taxes                                                      (40)                  0
Discontinued operations, net of income taxes                         0                   0
                                                             ---------------------------------
Net income available to common shareholders                        543                 796
Preferred stock dividend                                             0                   0
                                                             ---------------------------------
Net income                                                        $543                $796
                                                             ---------------------------------

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

                                                                  (METLIFE LOGO)


INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS
AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                   For the Three Months Ended
                                                             -----------------------------------------------------------------------
                                                             September 30,    December 31,    March 31,    June 30,    September 30,
Non-Medical Health & Other                                       2004             2004           2005        2005           2005
------------------------------------------------------------------------------------------------------------------------------------

REVENUES (1)
Premiums                                                         $892             $935           $984      $1,015         $1,024
Universal life and investment-type product policy fees              0                0              0           0              0
Investment income, net                                            115              125            131         157            156
Other revenues                                                     90               95             89          90             89
                                                             -----------------------------------------------------------------------
                                                                1,097            1,155          1,204       1,262          1,269
                                                             -----------------------------------------------------------------------

EXPENSES (1)
Policyholder benefits and dividends                               753              786            838         889            872
Interest credited to policyholder account balances                  0                0              0           0              0
Other expenses                                                    268              281            271         291            293
                                                             -----------------------------------------------------------------------
                                                                1,021            1,067          1,109       1,180          1,165
                                                             -----------------------------------------------------------------------

Operating earnings before provision for income taxes               76               88             95          82            104
Provision for income taxes                                         27               31             33          28             36
                                                             -----------------------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS               $49              $57            $62         $54            $68
                                                             =======================================================================

Net investment gains (losses), net of income taxes                 19               (7)            (1)         38            (23)
Adjustments related to net investment gains (losses), net
 of income taxes                                                  (21)              (6)            12         (14)             7
Cumulative effect of a change in accounting, net of
 income taxes                                                       0                0              0           0              0
Discontinued operations, net of income taxes                        0                0              0           0              0
                                                             -----------------------------------------------------------------------
Net income available to common shareholders                        47               44             73          78             52
Preferred stock dividend                                            0                0              0           0              0
                                                             -----------------------------------------------------------------------
Net income                                                        $47              $44            $73         $78            $52
                                                             -----------------------------------------------------------------------

                                                             For the Year-to-Date Period Ended
                                                             ---------------------------------
                                                             September 30,       September 30,
Non-Medical Health & Other                                        2004                2005
----------------------------------------------------------------------------------------------

REVENUES (1)
Premiums                                                        $2,604              $3,023
Universal life and investment-type product policy fees               0                   0
Investment income, net                                             348                 444
Other revenues                                                     271                 268
                                                             ---------------------------------
                                                                 3,223               3,735
                                                             ---------------------------------

EXPENSES (1)
Policyholder benefits and dividends                              2,204               2,599
Interest credited to policyholder account balances                   0                   0
Other expenses                                                     757                 855
                                                             ---------------------------------
                                                                 2,961               3,454
                                                             ---------------------------------

Operating earnings before provision for income taxes               262                 281
Provision for income taxes                                          92                  97
                                                             ---------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS               $170                $184
                                                             =================================

Net investment gains (losses), net of income taxes                  17                  14
Adjustments related to net investment gains (losses), net
 of income taxes                                                    (1)                  5
Cumulative effect of a change in accounting, net of
 income taxes                                                      (20)                  0
Discontinued operations, net of income taxes                         0                   0
                                                             ---------------------------------
Net income available to common shareholders                        166                 203
Preferred stock dividend                                             0                   0
                                                             ---------------------------------
Net income                                                        $166                $203
                                                             ---------------------------------

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

                                                                  (METLIFE LOGO)


INSTITUTIONAL OPERATIONS
PREMIUMS, FEES AND OTHER REVENUES BY PRODUCT
AND ADDITIONAL STATISTICAL INFORMATION

                                                                                     For the Three Months Ended
                                                             -----------------------------------------------------------------------
                                                             September 30,    December 31,    March 31,    June 30,    September 30,
Unaudited (Dollars in millions)                                   2004            2004           2005        2005           2005
------------------------------------------------------------------------------------------------------------------------------------
PREMIUMS, FEES AND OTHER REVENUES BY PRODUCT (1) (2)

Group Life                                                      $1,453          $1,468         $1,564      $1,629         $1,688
Retirement & Savings                                               569             362            561         448            625
Non-Medical Health & Other                                         982           1,030          1,073       1,105          1,113
                                                             -----------------------------------------------------------------------
Total Premiums, Fees and Other Revenues                         $3,004          $2,860         $3,198      $3,182         $3,426
                                                             =======================================================================
Group Disability (Included in Non-Medical Health & Other)         $285            $312           $320        $331           $325

ADDITIONAL STATISTICAL INFORMATION

INCURRED LOSS RATIO (MORTALITY EXPERIENCE):
        Term Life (1)                                             89.8%           89.8%          94.2%       94.7%          91.5%

INCURRED LOSS RATIO (MORBIDITY EXPERIENCE):
        Group Disability (1)                                      91.4%           95.7%          89.5%       83.5%          95.0%

NUMBER OF SALES REPRESENTATIVES                                    779             762            783         778            787

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

(2) With respect to premiums, fees and other revenues, certain experience rating refunds and changes to premium stabilization reserves are included in premiums and fees. The following table excludes these amounts:

Group Life                                                      $1,499          $1,554         $1,648      $1,633         $1,699
Retirement & Savings                                               569             362            561         448            625
Non-Medical Health & Other                                         986           1,024          1,080       1,104          1,116
                                                             -----------------------------------------------------------------------
Total Premiums, Fees and Other Revenues                         $3,054          $2,940         $3,289      $3,185         $3,440
                                                             -----------------------------------------------------------------------

                                                                  (METLIFE LOGO)


INSTITUTIONAL OPERATIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
AND SEPARATE ACCOUNT LIABILITIES
UNAUDITED (DOLLARS IN MILLIONS)

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES (1)
------------------------------------------------------------

                                                            For the Three Months Ended
                                ----------------------------------------------------------------------------------
                                September 30,    December 31,       March 31,         June 30,      September 30,
Group Life                          2004             2004              2005            2005             2005
------------------------------------------------------------------------------------------------------------------
Balance, beginning of period          $15,010          $15,134          $15,200          $15,354          $15,449
Premiums and deposits                   2,539            2,488            2,744            2,921            2,921
Interest on reserves                      133              137              137              144              159
Surrenders and withdrawals             (1,081)          (1,115)          (1,159)          (1,324)          (1,263)
Benefits and reserves                  (1,312)          (1,313)          (1,444)          (1,519)          (1,295)
Other                                    (155)            (131)            (124)            (127)             319 (2)
                                ----------------------------------------------------------------------------------
Balance, end of period                $15,134          $15,200          $15,354          $15,449          $16,290
                                ==================================================================================

                                                            For the Three Months Ended
                                ----------------------------------------------------------------------------------
                                September 30,    December 31,        March 31,        June 30,      September 30,
Retirement & Savings                2004             2004              2005             2005             2005
------------------------------------------------------------------------------------------------------------------
Balance, beginning of period          $44,134          $46,332          $47,758          $49,233          $51,020
Premiums and deposits                   2,553            2,729            2,750            2,122            2,751
Interest on reserves                      583              610              630              650              933
Surrenders and withdrawals             (1,400)          (1,651)            (876)          (1,786)          (2,604)
Benefits and reserves                    (520)            (512)            (501)            (508)            (671)
Other                                     982              250             (528)           1,309           26,504 (2)
                                ----------------------------------------------------------------------------------
Balance, end of period                $46,332          $47,758          $49,233          $51,020         $77,933
                                ==================================================================================

                                                            For the Three Months Ended
                                ----------------------------------------------------------------------------------
                                September 30,    December 31,        March 31,        June 30,      September 30,
Non-Medical Health & Other          2004             2004              2005             2005             2005
------------------------------------------------------------------------------------------------------------------
Balance, beginning of period           $7,151           $7,344           $7,563           $7,721           $7,968
Premiums and deposits                     859              912              952              978              996
Interest on reserves                       61               62               65               66               74
Surrenders and withdrawals                 27               18               19               23               21
Benefits and reserves                    (768)            (809)            (850)            (880)            (917)
Other                                      14               36              (28)              60              179 (2)
                                ----------------------------------------------------------------------------------
Balance, end of period                 $7,344           $7,563           $7,721           $7,968           $8,321
                                ==================================================================================

SEPARATE ACCOUNT LIABILITIES (1)
--------------------------------

                                                            For the Three Months Ended
                                ----------------------------------------------------------------------------------
                                September 30,    December 31,        March 31,        June 30,      September 30,
Group Life                          2004             2004              2005             2005             2005
------------------------------------------------------------------------------------------------------------------
Balance, beginning of period           $8,066           $8,337           $8,192           $7,976           $8,050
Premiums and deposits                     182              133              114              120              232
Investment performance                    166               63              168               40              219
Surrenders and withdrawals                (77)            (341)            (498)             (86)            (108)
Policy charges                              0                0                0                0               (7)
Other                                       0                0                0                0            1,545 (2)
                                ----------------------------------------------------------------------------------
Balance, end of period                 $8,337           $8,192           $7,976           $8,050           $9,931
                                ==================================================================================

                                                            For the Three Months Ended
                                ----------------------------------------------------------------------------------
                                September 30,    December 31,        March 31,        June 30,      September 30,
Retirement & Savings                2004             2004              2005             2005             2005
------------------------------------------------------------------------------------------------------------------
Balance, beginning of period          $30,670          $31,173          $32,055          $30,654          $32,105
Premiums and deposits                     987              915            1,587              965            1,108
Investment performance                    688            1,262           (1,141)           1,890              538
Surrenders and withdrawals             (1,122)          (1,287)          (1,827)          (1,351)          (2,029)
Policy charges                            (25)             (22)             (25)             (26)             (23)
Other                                     (25)              14                5              (27)           2,809 (2)
                                ----------------------------------------------------------------------------------
Balance, end of period                $31,173          $32,055          $30,654          $32,105          $34,508
                                ==================================================================================

                                                            For the Three Months Ended
                                ----------------------------------------------------------------------------------
                                September 30,    December 31,        March 31,        June 30,      September 30,
Non-Medical Health & Other          2004             2004              2005             2005             2005
------------------------------------------------------------------------------------------------------------------
Balance, beginning of period             $160             $200             $214             $243             $276
Premiums and deposits                      89               76               88               85               81
Investment performance                     62              (45)            (108)             191               66
Surrenders and withdrawals                (27)             (18)             (19)             (23)             (21)
Policy charges                             (9)             (28)             (17)             (18)             (18)
Other                                     (75)              29               85             (202)             (86)
                                ----------------------------------------------------------------------------------
Balance, end of period                   $200             $214             $243             $276             $298
                                ==================================================================================


(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

(2) Includes the beginning balances of Travelers of $771, $27,661 and $347 for Group Life, Retirement & Savings and Non-Medical Health & Other, respectively, in Future Policy Benefits and Policyholder Account Balances and $1,545 and $2,428 for Group Life and Retirement & Savings, respectively, in Separate Account Liabilities.

                                                                  (METLIFE LOGO)


INSTITUTIONAL OPERATIONS
OTHER EXPENSES BY MAJOR CATEGORY

                                                                                For the Three Months Ended
                                                    --------------------------------------------------------------------------------
                                                    September 30,    December 31,      March 31,         June 30,      September 30,
Unaudited (Dollars in millions)                         2004             2004            2005              2005            2005
------------------------------------------------------------------------------------------------------------------------------------

OTHER EXPENSES BY MAJOR CATEGORY (1)
Direct and allocated expenses                                $377            $418             $380             $396             $417
Pension and other post-retirement benefit costs                18              18               20               18               19
Premium taxes and other taxes, licenses and fees               37              33               32               41               46
                                                    --------------------------------------------------------------------------------
Sub-total Insurance Expenses                                  432             469              432              455              482

Commissions and other expenses                                 77              76               78               82              105
                                                    --------------------------------------------------------------------------------

Total Other Expenses                                         $509            $545             $510             $537             $587
                                                    ================================================================================

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

                                                                  (METLIFE LOGO)


INSTITUTIONAL OPERATIONS
SPREADS BY PRODUCT (1)
UNAUDITED

                                                            For the Three Months Ended
                                -----------------------------------------------------------------------------------
                                September 30,    December 31,        March 31,        June 30,      September 30,
Group Life                           2004            2004               2005            2005            2005
-------------------------------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT
    SPREADS BY SEGMENT (%)
Investment income yield                  5.49%            5.47%            5.68%            5.86%            5.89%
Average crediting rate                   3.42%            3.57%            3.65%            3.78%            3.92%
                                -----------------------------------------------------------------------------------
    Spread                               2.07%            1.90%            2.03%            2.08%            1.97%
                                ===================================================================================

                                                            For the Three Months Ended
                                -----------------------------------------------------------------------------------
                                September 30,    December 31,        March 31,         June 30,     September 30,
Retirement & Savings                 2004            2004               2005             2005            2005
-------------------------------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT
    SPREADS BY SEGMENT (%)
Investment income yield                  7.11%            7.36%            7.12%            7.66%           6.57%
Average crediting rate                   5.30%            5.34%            5.47%            5.51%           4.97%
                                -----------------------------------------------------------------------------------
    Spread                               1.81%            2.02%            1.65%            2.15%           1.60%
                                ===================================================================================

                                                            For the Three Months Ended
                                -----------------------------------------------------------------------------------
                                September 30,    December 31,        March 31,        June 30,      September 30,
Non-Medical Health & Other           2004            2004               2005            2005             2005
-------------------------------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT
    SPREADS BY SEGMENT (%)
Investment income yield                  7.25%            7.96%            7.55%            9.17%           8.19%
Average crediting rate                   4.88%            4.87%            4.92%            4.94%           4.93%
                                -----------------------------------------------------------------------------------
    Spread                               2.37%            3.09%            2.63%            4.23%           3.26%
                                ===================================================================================

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

                                                                  (METLIFE LOGO)



INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - TOTAL UNAUDITED (DOLLARS IN MILLIONS)

                                                                                         For the Three Months Ended
                                                                     ---------------------------------------------------------------
                                                                     September 30,  December 31,  March 31,  June 30,  September 30,
Individual Operations                                                    2004           2004         2005      2005         2005
------------------------------------------------------------------------------------------------------------------------------------
REVENUES (1)
Premiums                                                                   $1,032        $1,171     $1,028    $1,065         $1,140
Universal life and investment-type product policy fees                        461           480        479       501            746
Investment income, net                                                      1,507         1,540      1,538     1,571          1,751
Other revenues                                                                102           108        112       105            150
                                                                     ---------------------------------------------------------------
                                                                            3,102         3,299      3,157     3,242          3,787
                                                                     ---------------------------------------------------------------
EXPENSES (1)
Policyholder benefits and dividends                                         1,687         1,811      1,636     1,733          1,770
Interest credited to policyholder account balances                            399           398        392       395            500
Capitalization of deferred policy acquisition costs                          (267)         (283)      (254)     (279)          (384)
Amortization of deferred policy acquisition costs                             206           218        182       169            310
Other expenses                                                                777           844        720       788          1,096
                                                                     ---------------------------------------------------------------
                                                                            2,802         2,988      2,676     2,806          3,292
                                                                     ---------------------------------------------------------------
Operating earnings before provision for income taxes                          300           311        481       436            495
Provision for income taxes                                                    100           104        160       145            164
                                                                     ---------------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS                          $200          $207       $321      $291           $331
                                                                     ===============================================================
NET INCOME RECONCILIATION (1)
-----------------------------
Operating earnings                                                           $200          $207       $321      $291           $331
    Net investment gains (losses)                                             123           (42)        59       501             (6)
    Minority interest - net investment gains (losses)                           0             4         (4)        0              0
    Net investment gains (losses) tax benefit (provision)                     (43)            9        (23)     (174)             0
                                                                     ---------------------------------------------------------------
Net investment gains (losses), net of income taxes                             80           (29)        32       327             (6)
    Adjustments related to policyholder benefits and dividends                (25)           30         21       (33)           (29)
    Adjustments related to other expenses                                      (8)            4          2       (21)            11
    Adjustments related to tax benefit (provision)                             12           (12)        (8)       19              7
                                                                     ---------------------------------------------------------------
Adjustments related to net investment gains (losses), net of income
  taxes (2)                                                                   (21)           22         15       (35)           (11)
Cumulative effect of a change in accounting, net of income taxes                0             0          0         0              0
Discontinued operations, net of income taxes                                    0             0          0         0              0
                                                                     ---------------------------------------------------------------
Net income available to common shareholders                                   259           200        368       583            314
Preferred stock dividend                                                        0             0          0         0              0
                                                                     ---------------------------------------------------------------
Net income                                                                   $259          $200       $368      $583           $314
                                                                     ---------------------------------------------------------------



                                                                     For the Year-to-Date Period Ended
                                                                     ---------------------------------
                                                                     September 30,       September 30,
Individual Operations                                                    2004                2005
-------------------------------------------------------------------  ---------------------------------
REVENUES (1)
Premiums                                                                   $3,033              $3,233
Universal life and investment-type product policy fees                      1,325               1,726
Investment income, net                                                      4,530               4,860
Other revenues                                                                314                 367
                                                                     ---------------------------------
                                                                            9,202              10,186
                                                                     ---------------------------------
EXPENSES (1)
Policyholder benefits and dividends                                         4,992               5,139
Interest credited to policyholder account balances                          1,220               1,287
Capitalization of deferred policy acquisition costs                          (856)               (917)
Amortization of deferred policy acquisition costs                             537                 661
Other expenses                                                              2,414               2,604
                                                                     ---------------------------------
                                                                            8,307               8,774
                                                                     ---------------------------------
Operating earnings before provision for income taxes                          895               1,412
Provision for income taxes                                                    299                 469
                                                                     ---------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS                          $596                $943
                                                                     =================================
NET INCOME RECONCILIATION (1)
-----------------------------
Operating earnings                                                           $596                $943
    Net investment gains (losses)                                             123                 554
    Minority interest - net investment gains (losses)                           0                  (4)
    Net investment gains (losses) tax benefit (provision)                     (31)               (197)
                                                                     ---------------------------------
Net investment gains (losses), net of income taxes                             92                 353
    Adjustments related to policyholder benefits and dividends                  9                 (41)
    Adjustments related to other expenses                                     (13)                 (8)
    Adjustments related to tax benefit (provision)                              1                  18
                                                                     ---------------------------------
Adjustments related to net investment gains (losses), net of income
  taxes (2)                                                                    (3)                (31)
Cumulative effect of a change in accounting, net of income taxes                0                   0
Discontinued operations, net of income taxes                                    0                   0
                                                                     ---------------------------------
Net income available to common shareholders                                   685               1,265
Preferred stock dividend                                                        0                   0
                                                                     ---------------------------------
Net income                                                                   $685              $1,265
                                                                     ---------------------------------

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

(2) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

                                                                  (METLIFE LOGO)

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS
AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                                            For the Year-to-Date
                                                         For the Three Months Ended                             Period Ended
                                     -----------------------------------------------------------------  ----------------------------
                                     September 30,  December 31,   March 31,   June 30,  September 30,  September 30,  September 30,
Traditional Life                        2004          2004          2005        2005         2005          2004           2005
------------------------------------------------------------------------------------------------------  ----------------------------
REVENUES (1)
Premiums                              $   998       $ 1,123       $   965     $   992      $ 1,020       $ 2,955        $ 2,977
Universal life and investment-type
 product policy fees                        0             0             0           0            0             0              0
Investment income, net                    840           844           842         832          838         2,548          2,512
Other revenues                              1             4             2           0            1             2              3
                                     -----------------------------------------------------------------  ----------------------------
                                        1,839         1,971         1,809       1,824        1,859         5,505          5,492
                                     -----------------------------------------------------------------  ----------------------------

EXPENSES (1)
Policyholder benefits and dividends     1,531         1,644         1,447       1,523        1,468         4,537          4,438
Interest credited to policyholder
 account balances                           0             0             0           0            0             0              0
Capitalization of deferred policy
 acquisition costs                        (44)          (50)          (43)        (60)         (47)         (127)          (150)
Amortization of deferred policy
 acquisition costs                         50            74            52          48           58           159            158
Other expenses                            214           241           185         209          230           633            624
                                     -----------------------------------------------------------------  ----------------------------
                                        1,751         1,909         1,641       1,720        1,709         5,202          5,070
                                     -----------------------------------------------------------------  ----------------------------

Operating earnings before provision
 for income taxes                          88            62           168         104          150           303            422
Provision for income taxes                 30            22            56          36           50           104            142
                                     -----------------------------------------------------------------  ----------------------------
OPERATING EARNINGS AVAILABLE TO
 COMMON SHAREHOLDERS                  $    58       $    40       $   112     $    68      $   100       $   199        $   280
                                     =================================================================  ============================



Net investment gains (losses), net
 of income taxes                           61            16            45         224           31            65            300
Adjustments related to net
 investment gains (losses), net of
 income taxes                             (18)           18            15         (22)         (22)            0            (29)
Cumulative effect of a change in
 accounting, net of income taxes            0             0             0           0            0             0              0
Discontinued operations, net of
 income taxes                               0             0             0           0            0             0              0
                                     -----------------------------------------------------------------  ----------------------------
Net income available to common
 shareholders                             101            74           172         270          109           264            551
Preferred stock dividend                    0             0             0           0            0             0              0
                                     -----------------------------------------------------------------  ----------------------------
Net income                            $   101       $    74       $   172     $   270      $   109       $   264        $   551
                                     -----------------------------------------------------------------  ----------------------------

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

                                                                  (METLIFE LOGO)

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS
AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                                            For the Year-to-Date
                                                          For the Three Months Ended                            Period Ended
                                     -----------------------------------------------------------------  ----------------------------
                                     September 30,  December 31,  March 31,   June 30,   September 30,  September 30,  September 30,
Variable & Universal Life                2004          2004         2005        2005         2005           2004           2005
------------------------------------------------------------------------------------------------------  ----------------------------
REVENUES
Premiums                                $   0         $   0        $   0       $   0       $     0        $     0        $     0
Universal life and investment-type
 product policy fees                      279           272          265         277           384            788            926
Investment income, net                    147           149          152         151           196            430            499
Other revenues                              1            (1)           0          (3)            0              2             (3)
                                     -----------------------------------------------------------------  ----------------------------
                                          427           420          417         425           580          1,220          1,422
                                     -----------------------------------------------------------------  ----------------------------

EXPENSES
Policyholder benefits and dividends        76            56           93          97           120            251            310
Interest credited to policyholder
 account balances                         117           114          114         117           145            346            376
Capitalization of deferred policy
 acquisition costs                        (74)          (79)         (65)        (72)         (133)          (230)          (270)
Amortization of deferred policy
 acquisition costs                         73            82           49          64           105            173            218
Other expenses                            176           186          148         160           266            537            574
                                     -----------------------------------------------------------------  ----------------------------
                                          368           359          339         366           503          1,077          1,208
                                     -----------------------------------------------------------------  ----------------------------

Operating earnings before provision
 for income taxes                          59            61           78          59            77            143            214
Provision for income taxes                 20            21           27          20            26             48             73
                                     -----------------------------------------------------------------  ----------------------------
OPERATING EARNINGS AVAILABLE TO
 COMMON SHAREHOLDERS                    $  39         $  40        $  51       $  39       $    51        $    95        $   141
                                     =================================================================  ============================


Net investment gains (losses), net
 of income taxes                            5            (1)          (8)          9           (12)             3            (11)
Adjustments related to net
 investment gains (losses), net of
 income taxes                              (2)            0           (2)         (2)            7             (1)             3
Cumulative effect of a change in
 accounting, net of income taxes            0             0            0           0             0            (11)             0
Discontinued operations, net of
 income taxes                               0             0            0           0             0              0              0
                                     -----------------------------------------------------------------  ----------------------------
Net income available to common
 shareholders                              42            39           41          46            46             86            133
Preferred stock dividend                    0             0            0           0             0              0              0
                                     -----------------------------------------------------------------  ----------------------------
Net income                              $  42         $  39        $  41       $  46       $    46        $    86        $   133
                                     -----------------------------------------------------------------  ----------------------------

                                                                  (METLIFE LOGO)

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS
AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                                            For the Year-to-Date
                                                         For the Three Months Ended                             Period Ended
                                     -----------------------------------------------------------------  ----------------------------
                                     September 30,  December 31,  March 31,   June 30,   September 30,  September 30,  September 30,
Annuities                                2004          2004         2005        2005         2005           2004           2005
------------------------------------------------------------------------------------------------------  ----------------------------
REVENUES
Premiums                                $  34         $  48        $  63      $    73      $   118        $    78        $   254
Universal life and investment-type
 product policy fees                      156           177          185          198          318            463            701
Investment income, net                    491           513          511          551          681          1,460          1,743
Other revenues                             11            11           11           13           26             28             50
                                     -----------------------------------------------------------------  ----------------------------
                                          692           749          770          835        1,143          2,029          2,748
                                     -----------------------------------------------------------------  ----------------------------

EXPENSES
Policyholder benefits and dividends        78           111           96          113          178            204            387
Interest credited to policyholder
 account balances                         266           267          261          260          338            827            859
Capitalization of deferred policy
 acquisition costs                       (149)         (154)        (145)        (147)        (204)          (499)          (496)
Amortization of deferred policy
 acquisition costs                         84            62           81           57          147            207            285
Other expenses                            268           281          259          292          427            869            978
                                     -----------------------------------------------------------------  ----------------------------
                                          547           567          552          575          886          1,608          2,013
                                     -----------------------------------------------------------------  ----------------------------

Operating earnings before provision
 for income taxes                         145           182          218          260          257            421            735
Provision for income taxes                 47            59           71           85           84            137            240
                                     -----------------------------------------------------------------  ----------------------------
OPERATING EARNINGS AVAILABLE TO
 COMMON SHAREHOLDERS                    $  98         $ 123        $ 147      $   175      $   173        $   284        $   495
                                     =================================================================  ============================


Net investment gains (losses), net
 of income taxes                            9           (58)           1           94          (29)            28             66
Adjustments related to net
 investment gains (losses), net of
 income taxes                              (1)            4            2          (11)           4             (2)            (5)
Cumulative effect of a change in
 accounting, net of income taxes            0             0            0            0            0             11              0
Discontinued operations, net of
 income taxes                               0             0            0            0            0              0              0
                                     -----------------------------------------------------------------  ----------------------------
Net income available to common
 shareholders                             106            69          150          258          148            321            556
Preferred stock dividend                    0             0            0            0            0              0              0
                                     -----------------------------------------------------------------  ----------------------------
Net income                              $ 106         $  69        $ 150      $   258      $   148        $   321        $   556
                                     -----------------------------------------------------------------  ----------------------------

                                                                  (METLIFE LOGO)

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS
AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                                            For the Year-to-Date
                                                        For the Three Months Ended                              Period Ended
                                     -----------------------------------------------------------------  ----------------------------
                                     September 30,  December 31, March 31,   June 30,   September 30,   September 30,  September 30,
Other                                    2004          2004        2005        2005         2005            2004           2005
------------------------------------------------------------------------------------------------------  ----------------------------
REVENUES (1)
Premiums                                $   0          $  0       $   0        $  0         $  2           $   0          $   2
Universal life and investment-type
 product policy fees                       26            31          29          26           44              74             99
Investment income, net                     29            34          33          37           36              92            106
Other revenues                             89            94          99          95          123             282            317
                                     -----------------------------------------------------------------  ----------------------------
                                          144           159         161         158          205             448            524
                                     -----------------------------------------------------------------  ----------------------------

EXPENSES (1)
Policyholder benefits and dividends         2             0           0           0            4               0              4
Interest credited to policyholder
 account balances                          16            17          17          18           17              47             52
Capitalization of deferred policy
 acquisition costs                          0             0          (1)          0            0               0             (1)
Amortization of deferred policy
 acquisition costs                         (1)            0           0           0            0              (2)             0
Other expenses                            119           136         128         127          173             375            428
                                     -----------------------------------------------------------------  ----------------------------
                                          136           153         144         145          194             420            483
                                     -----------------------------------------------------------------  ----------------------------

Operating earnings before provision
 for income taxes                           8             6          17          13           11              28             41
Provision for income taxes                  3             2           6           4            4              10             14
                                     -----------------------------------------------------------------  ----------------------------
OPERATING EARNINGS AVAILABLE TO
 COMMON SHAREHOLDERS                    $   5          $  4       $  11        $  9         $  7           $  18          $  27
                                     =================================================================  ============================


Net investment gains (losses), net
 of income taxes                            5            14          (6)          0            4              (4)            (2)
Adjustments related to net
 investment gains (losses), net of
 income taxes                               0             0           0           0            0               0              0
Cumulative effect of a change in
 accounting, net of income taxes            0             0           0           0            0               0              0
Discontinued operations, net of
 income taxes                               0             0           0           0            0               0              0
                                     -----------------------------------------------------------------  ----------------------------
Net income available to common
 shareholders                              10            18           5           9           11              14             25
Preferred stock dividend                    0             0           0           0            0               0              0
                                     -----------------------------------------------------------------  ----------------------------
Net income                              $  10          $ 18       $   5        $  9         $ 11           $  14          $  25
                                     -----------------------------------------------------------------  ----------------------------

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

                                                                  (METLIFE LOGO)

INDIVIDUAL OPERATIONS
PREMIUMS AND DEPOSITS BY PRODUCT AND MUTUAL FUND SALES


                                                                                     For the Three Months Ended
                                                              ----------------------------------------------------------------------
                                                              September 30,    December 31,    March 31,    June 30,   September 30,
Unaudited (Dollars in millions)                                   2004            2004           2005         2005         2005
------------------------------------------------------------------------------------------------------------------------------------
PREMIUMS AND DEPOSITS BY PRODUCT (1) (2)

TOTAL (3)
Life First Year Premiums & Deposits
  Traditional Life                                              $   44          $   51         $   47       $   52       $   52
  Variable Life 1st Year excluding Single Premium COLI/BOLI         51              51             57           41           56
  Universal Life 1st Year excluding Single Premium COLI/BOLI       125             118            102          110          245
  Single Premium COLI/BOLI                                          20               4              1           10            4
                                                              ----------------------------------------------------------------------
     Total Life First Year Premiums & Deposits (4)                 240             224            207          213          357
Life Renewal Premiums & Deposits
  Traditional Life                                               1,017           1,163            943        1,020        1,033
  Variable & Universal Life                                        447             452            472          416          532
Annuities (5)                                                    2,410           2,566          2,540        2,496        3,624
                                                              ----------------------------------------------------------------------
Total Premiums and Deposits                                     $4,114          $4,405         $4,162       $4,145       $5,546
                                                              ======================================================================

PREMIUMS AND DEPOSITS TO SEPARATE ACCOUNTS
Variable & Universal Life                                       $  300          $  294         $  279       $  246       $  297
Annuities                                                        1,352           1,525          1,532        1,503        2,306
                                                              ----------------------------------------------------------------------
Total Separate Accounts                                         $1,652          $1,819         $1,811       $1,749       $2,603
                                                              ======================================================================

ANNUITY DEPOSITS BY TYPE

Fixed Annuity Deposits                                          $  403          $  497         $  429       $  356       $  496
Variable Annuity Deposits                                        2,007           2,069          2,111        2,140        3,128
                                                              ----------------------------------------------------------------------
Total Annuity Deposits                                          $2,410          $2,566         $2,540       $2,496       $3,624
                                                              ======================================================================

                                                              ----------------------------------------------------------------------
MUTUAL FUND SALES                                               $  689          $  935         $  954       $  916       $1,006
                                                              ----------------------------------------------------------------------

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

(2)   Statutory premiums direct and assumed.

(3) Includes premiums and deposits to separate accounts and excludes Company sponsored internal changes.

(4) Of the $357 million of First Year Life Premiums and Deposits received during the three months ended September 30, 2005, approximately 30% were distributed through MetLife agents, 11% through New England Financial agents, 56% through MetLife's Independent Distribution channel and 3% through other distribution channels.

(5) Of the $3,624 million of Annuity Deposits received during the three months ended September 30, 2005, approximately 20% were distributed through MetLife agents, 6% through New England Financial agents, 58% through MetLife's Independent Distribution channel and 16% through MetLife Resources representatives.

                                                                  (METLIFE LOGO)

INDIVIDUAL OPERATIONS
ADDITIONAL STATISTICAL INFORMATION


                                                                                    For the Three Months Ended
                                                           -------------------------------------------------------------------------
                                                           September 30,    December 31,    March 31,     June 30,     September 30,
Unaudited                                                      2004            2004           2005          2005           2005
------------------------------------------------------------------------------------------------------------------------------------
PERCENTAGE OF PREMIUMS AND DEPOSITS TO SEPARATE ACCOUNTS,
  EXCLUDING TRANSFERS FROM GENERAL ACCOUNT: (1)
  Variable & Universal Life                                    46.4%           43.0%          43.0%         41.4%          33.4%
  Annuities                                                    56.1%           58.3%          60.3%         60.2%          63.6%


MORTALITY AS A PERCENTAGE OF EXPECTED                          78.8%           85.6%          85.6%         84.7%          86.4%


LAPSES / SURRENDERS (GENERAL AND SEPARATE ACCOUNT) (2)
  Traditional Life                                              6.2%            6.1%           6.2%          6.1%           6.1%
  Variable & Universal Life                                     7.0%            7.0%           6.6%          6.3%           6.2%
  Variable Annuities                                            7.5%            7.6%           7.6%          7.7%           8.4%
  Fixed Annuities                                               7.6%            6.7%           6.3%          5.8%           6.4%


NUMBER OF SALES REPRESENTATIVES

  MetLife Distribution                                        5,700           5,597          5,718         5,773          5,774
  New England Financial                                       2,504           2,383          2,231         2,255          2,228
  General American (3)                                          430             380            343           345            353
  Independent Distribution Wholesalers                          102             100            116           124            279
  MetLife Resources                                             399             427            422           428            857
  Walnut Street and Tower Square Securities (4)               1,370           1,359          1,294         1,263          1,869
  P&C Specialists                                               529             544            570           617            672
                                                           -------------------------------------------------------------------------
Total Agents                                                 11,034          10,790         10,694        10,805         12,032
                                                           -------------------------------------------------------------------------

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

(2) Lapses/Surrenders rates are calculated for the most recent 12 months of experience.

(3)   Based on minimum annual production of $25,000 in life insurance sales.

(4) At September 30, 2005, the number of Walnut Street and Tower Square Securities representatives includes 58 brokers who are also reported as General American agents above.

                                                                  (METLIFE LOGO)

INDIVIDUAL OPERATIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
AND SEPARATE ACCOUNT LIABILITIES
UNAUDITED (DOLLARS IN MILLIONS)

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
--------------------------------------------------------

                                                                          For the Three Months Ended
                                            ---------------------------------------------------------------------------------------
                                               September 30,      December 31,        March 31,        June 30,       September 30,
  Traditional Life                                 2004               2004              2005             2005             2005
  ---------------------------------------------------------------------------------------------------------------------------------
  Balance, beginning of period                  $ 48,828           $ 48,893          $ 49,209         $ 49,371          $ 49,582
  Premiums and deposits (1)                        1,069              1,199             1,032            1,066             1,101
  Interest on reserves                               493                494               499              503               514
  Surrenders and withdrawals                        (466)              (472)             (447)            (437)             (443)
  Benefit payments                                  (464)              (458)             (484)            (492)             (498)
  Other                                             (567)              (447)             (438)            (429)              306 (2)
                                            ---------------------------------------------------------------------------------------
  Balance, end of period                        $ 48,893           $ 49,209          $ 49,371         $ 49,582          $ 50,562
                                            =======================================================================================

                                                                          For the Three Months Ended
                                            ---------------------------------------------------------------------------------------
                                               September 30,      December 31,        March 31,        June 30,       September 30,
  Variable & Universal Life                        2004               2004              2005             2005              2005
  ---------------------------------------------------------------------------------------------------------------------------------
  Balance, beginning of period                  $  9,797           $  9,887          $  9,991         $ 10,087          $ 10,154
  Premiums and deposits (1) (3)                      340                342               353              320               548
  Interest on reserves                               114                115               112              117               161
  Surrenders and withdrawals                        (153)              (168)             (161)            (160)             (178)
  Net transfers from (to) separate account            44                 54                44               55                52
  Policy charges                                    (224)              (228)             (225)            (231)             (350)
  Benefit payments                                   (25)               (24)              (27)             (30)              (36)
  Other                                               (6)                13                 0               (4)            3,563 (2)
                                            ---------------------------------------------------------------------------------------
  Balance, end of period                        $  9,887           $  9,991          $ 10,087         $ 10,154          $ 13,914
                                            =======================================================================================

                                                                          For the Three Months Ended
                                            ---------------------------------------------------------------------------------------
                                               September 30,      December 31,        March 31,        June 30,       September 30,
  Annuities                                        2004               2004              2005             2005              2005
  ---------------------------------------------------------------------------------------------------------------------------------
  Balance, beginning of period                  $ 31,908           $ 31,955          $ 32,184         $ 32,304          $ 32,421
  Premiums and deposits (1) (3)                    1,120              1,182             1,089            1,101             1,410
  Interest on reserves                               297                339               312              309               401
  Surrenders and withdrawals                        (517)              (677)             (587)            (679)           (1,014)
  Net transfers from (to) separate account          (339)              (425)             (427)            (346)             (544)
  Policy charges                                      (8)                (1)               (1)              (3)               (2)
  Benefit payments                                  (235)              (191)             (277)            (273)             (309)
  Other                                             (271)                 2                11                8            14,327 (2)
                                            ---------------------------------------------------------------------------------------
  Balance, end of period                        $ 31,955           $ 32,184          $ 32,304         $ 32,421          $ 46,690
                                            =======================================================================================

SEPARATE ACCOUNT LIABILITIES
----------------------------

                                                                          For the Three Months Ended
                                            ---------------------------------------------------------------------------------------
                                               September 30,      December 31,        March 31,        June 30,       September 30,
  Variable & Universal Life                        2004               2004              2005             2005              2005
  ---------------------------------------------------------------------------------------------------------------------------------
  Balance, beginning of period                  $  7,130           $  7,258          $  7,785         $  7,747          $  7,900
  Premiums and deposits (1)                          299                294               279              247               297
  Investment performance                            (123)               583               (94)             135               318
  Surrenders and withdrawals                         (98)              (224)             (109)            (109)             (137)
  Net transfers from (to) fixed account              (44)               (54)              (44)             (55)              (52)
  Policy charges                                     (69)               (72)              (70)             (65)              (89)
  Other                                              163                  0                 0                0               927 (2)
                                            ---------------------------------------------------------------------------------------
  Balance, end of period                        $  7,258           $  7,785          $  7,747         $  7,900          $  9,164
                                            =======================================================================================

                                                                          For the Three Months Ended
                                            ---------------------------------------------------------------------------------------
                                               September 30,      December 31,        March 31,        June 30,       September 30,
  Annuities                                        2004               2004              2005             2005              2005
  ---------------------------------------------------------------------------------------------------------------------------------
  Balance, beginning of period                  $ 32,989           $ 33,491          $ 37,597         $ 38,051          $ 39,771
  Premiums and deposits (1)                        1,353              1,524             1,532            1,503             2,306
  Investment performance                            (413)             3,039              (604)             806             2,701
  Surrenders and withdrawals                        (668)              (744)             (764)            (796)           (1,723)
  Net transfers from (to) fixed account              339                425               427              346               544
  Policy charges                                    (109)              (138)             (137)            (139)             (266)
  Other                                                0                  0                 0                0            25,813 (2)
                                            ---------------------------------------------------------------------------------------
  Balance, end of period                        $ 33,491           $ 37,597          $ 38,051         $ 39,771          $ 69,146
                                            =======================================================================================

(1)   Includes Company-sponsored internal exchanges.

(2) Includes the beginning balances of Travelers of $764, $3,541 and $14,309 for Traditional Life, Variable & Universal Life and Annuities, respectively, in Future Policy Benefits and Policyholder Account Balances and $928 and $25,813 for Variable & Universal Life and Annuities, respectively, in Separate Account Liabilities.

(3) Includes premiums and deposits directed to the General Account investment option of a variable life or variable annuity product.

                                                                  (METLIFE LOGO)

INDIVIDUAL OPERATIONS
INSURANCE EXPENSES AND OTHER
EXPENSES BY MAJOR CATEGORY

                                                                          For the Three Months Ended
                                                    -----------------------------------------------------------------------
                                                    September 30,    December 31,    March 31,    June 30,    September 30,
Unaudited (Dollars in millions)                         2004             2004          2005         2005          2005
---------------------------------------------------------------------------------------------------------------------------
INSURANCE EXPENSES (NET OF CAPITALIZATION
     OF DAC) (1)
Insurance Expenses                                          $682            $729         $606        $674             $936
DAC Capitalization (2)                                      (299)           (308)        (272)       (292)            (401)
                                                    -----------------------------------------------------------------------
Net                                                         $383            $421         $334        $382             $535
                                                    =======================================================================



OTHER EXPENSES BY MAJOR CATEGORY (1)

Commissions                                                 $210            $210         $196        $206             $329
Other deferrable expenses                                    109             121          102         113              126
Direct and allocated expenses, not deferred                  306             348          251         317              422
Pension and other post-retirement benefit costs               27              26           29          29               29
Premium taxes and other taxes, licenses and fees              30              24           28           9               30
                                                    -----------------------------------------------------------------------
     Subtotal Insurance Expenses                             682             729          606         674              936

Broker-dealer and other expenses                             126             140          132         132              177
Reinsurance allowances                                       (31)            (25)         (18)        (18)             (17)
                                                    -----------------------------------------------------------------------
     Total Other Expenses                                   $777            $844         $720        $788           $1,096
                                                    -----------------------------------------------------------------------


(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

(2) Excludes $32 million, $25 million, $18 million, $13 million and $17 million of DAC capitalization related to reinsurance allowances for the three months ended September 30, 2004, December 31, 2004, March 31, 2005, June 30, 2005 and September 30, 2005, respectively.

                                                                  (METLIFE LOGO)


INDIVIDUAL OPERATIONS
SPREADS BY PRODUCT (1)
UNAUDITED

                                                  For the Three Months Ended
                              -----------------------------------------------------------------------
                              September 30,    December 31,    March 31,    June 30,    September 30,
VARIABLE & UNIVERSAL LIFE          2004            2004           2005        2005           2005
-----------------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT
    SPREADS BY PRODUCT (%)
Investment income yield               6.96%           6.90%        6.96%       6.85%            6.91%
Average crediting rate                4.93%           4.83%        4.84%       4.92%            4.65%
                              -----------------------------------------------------------------------
    Spread                            2.03%           2.07%        2.12%       1.93%            2.26%
                              -----------------------------------------------------------------------

                                                  For the Three Months ended
                              -----------------------------------------------------------------------
                              September 30,    December 31,    March 31,    June 30,    September 30,
ANNUITIES                          2004            2004           2005        2005           2005
-----------------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT
    SPREADS BY PRODUCT (%)
Investment income yield               6.03%           6.28%        6.17%       6.62%            6.41%
Average crediting rate                3.61%           3.54%        3.49%       3.44%            3.64%
                              -----------------------------------------------------------------------
     Spread                           2.42%           2.74%        2.68%       3.18%            2.77%
                              -----------------------------------------------------------------------

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - TOTAL UNAUDITED (DOLLARS IN MILLIONS)

                                                                                   For the Three Months Ended
                                                             -----------------------------------------------------------------------
                                                             September 30,    December 31,    March 31,    June 30,    September 30,
Auto & Home Operations                                           2004             2004           2005        2005          2005
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Earned premiums                                                      $740            $737         $728        $738             $716
Investment income, net                                                 40              41           43          46               46
Other revenues                                                          8              12            9           8                8
                                                             -----------------------------------------------------------------------
                                                                      788             790          780         792              770
                                                             -----------------------------------------------------------------------

EXPENSES
Losses                                                                460             398          392         360              483
Loss adjustment expense                                                93              99           85          88              132
Other expenses                                                        194             210          200         204              209
                                                             -----------------------------------------------------------------------
                                                                      747             707          677         652              824
                                                             -----------------------------------------------------------------------
Operating earnings before provision
 (benefit) for income taxes                                            41              83          103         140              (54)
Provision (benefit) for income taxes                                    7              20           27          39              (28)
                                                             -----------------------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS                   $34             $63          $76        $101             ($26)
                                                             =======================================================================

NET INCOME RECONCILIATION
-------------------------

Operating earnings available to common shareholders                   $34             $63          $76        $101             ($26)
       Net investment gains (losses)                                   (1)             (3)           0          (4)              (5)
       Minority interest - net investment gains (losses)                0               0            0           0                0
       Net investment gains (losses) tax benefit
        (provision)                                                     0               1            0           1                2
                                                             -----------------------------------------------------------------------
Net investment gains (losses), net of income taxes                     (1)             (2)           0          (3)              (3)
       Adjustments related to policyholder benefits and
        dividends                                                       0               0            0           0                0
       Adjustments related to other expenses                            0               0            0           0                0
       Adjustments related to tax benefit (provision)                   0               0            0           0                0
                                                             -----------------------------------------------------------------------
Adjustments related to net investment gains (losses), net
 of income taxes (1)                                                    0               0            0           0                0
Cumulative effect of a change in accounting, net of
 income taxes                                                           0               0            0           0                0
Discontinued operations, net of income taxes                            0               0            0           0                0
                                                             -----------------------------------------------------------------------
Net income available to common shareholders                            33              61           76          98              (29)
Preferred stock dividend                                                0               0            0           0                0
                                                             -----------------------------------------------------------------------
Net income                                                            $33             $61          $76         $98             ($29)
                                                             -----------------------------------------------------------------------

                                                             For the Year-to-Date Period Ended
                                                             ---------------------------------
                                                             September 30,       September 30,
Auto & Home Operations                                           2004                 2005
----------------------------------------------------------------------------------------------
REVENUES
Earned premiums                                                    $2,211              $2,182
Investment income, net                                                130                 135
Other revenues                                                         23                  25
                                                             ---------------------------------
                                                                    2,364               2,342
                                                             ---------------------------------

EXPENSES
Losses                                                              1,319               1,235
Loss adjustment expense                                               265                 305
Other expenses                                                        585                 613
                                                             ---------------------------------
                                                                    2,169               2,153
                                                             ---------------------------------
Operating earnings before provision
 (benefit) for income taxes                                           195                 189
Provision (benefit) for income taxes                                   44                  38
                                                             ---------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS                  $151                $151
                                                             =================================

NET INCOME RECONCILIATION
-------------------------

Operating earnings available to common shareholders                  $151                $151
       Net investment gains (losses)                                   (6)                 (9)
       Minority interest - net investment gains (losses)                0                   0
       Net investment gains (losses) tax benefit
        (provision)                                                     2                   3
                                                             ---------------------------------
Net investment gains (losses), net of income taxes                     (4)                 (6)
       Adjustments related to policyholder benefits and
        dividends                                                       0                   0
       Adjustments related to other expenses                            0                   0
       Adjustments related to tax benefit (provision)                   0                   0
                                                             ---------------------------------
Adjustments related to net investment gains (losses), net
 of income taxes (1)                                                    0                   0
Cumulative effect of a change in accounting, net of
 income taxes                                                           0                   0
Discontinued operations, net of income taxes                            0                   0
                                                             ---------------------------------
Net income available to common shareholders                           147                 145
Preferred stock dividend                                                0                   0
                                                             ---------------------------------
Net income                                                           $147                $145
                                                             ---------------------------------

(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

                                                                  (METLIFE LOGO)


AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS
AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                    For the Three Months Ended
                                                             -----------------------------------------------------------------------
                                                             September 30,    December 31,    March 31,    June 30,    September 30,
Auto                                                             2004             2004          2005         2005          2005
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Earned premiums                                                      $539            $538         $531        $533             $534
Investment income, net                                                 30              34           32          35               34
Other revenues                                                          6               6            6           6                6
                                                             -----------------------------------------------------------------------
                                                                      575             578          569         574              574
                                                             -----------------------------------------------------------------------

EXPENSES
Losses                                                                300             312          304         272              275
Loss adjustment expense                                                66              85           74          70               64
Other expenses                                                        136             148          137         141              143
                                                             -----------------------------------------------------------------------
                                                                      502             545          515         483              482
                                                             -----------------------------------------------------------------------
Operating earnings before provision
 for income taxes                                                      73              33           54          91               92
Provision for income taxes                                             21               3           11          24               27
                                                             -----------------------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS                   $52             $30          $43         $67              $65
                                                             =======================================================================

Net investment gains (losses), net of income taxes                     (1)             (1)           0          (2)              (2)
Adjustments related to net investment gains (losses), net
 of income taxes                                                        0               0            0           0                0
Cumulative effect of a change in accounting, net of
 income taxes                                                           0               0            0           0                0
Discontinued operations, net of income taxes                            0               0            0           0                0
                                                             -----------------------------------------------------------------------
Net income available to common shareholders                            51              29           43          65               63
Preferred stock dividend                                                0               0            0           0                0
                                                             -----------------------------------------------------------------------
Net income                                                            $51             $29          $43         $65              $63
                                                             -----------------------------------------------------------------------

                                                             For the Year-to-Date Period Ended
                                                             ---------------------------------
                                                             September 30,       September 30,
Auto                                                              2004               2005
----------------------------------------------------------------------------------------------
REVENUES
Earned premiums                                                    $1,619              $1,598
Investment income, net                                                100                 101
Other revenues                                                         17                  18
                                                             ---------------------------------
                                                                    1,736               1,717
                                                             ---------------------------------

EXPENSES
Losses                                                                947                 851
Loss adjustment expense                                               201                 208
Other expenses                                                        410                 421
                                                             ---------------------------------
                                                                    1,558               1,480
                                                             ---------------------------------
Operating earnings before provision
 for income taxes                                                     178                 237
Provision for income taxes                                             43                  62
                                                             ---------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS                  $135                $175
                                                             =================================

Net investment gains (losses), net of income taxes                     (4)                 (4)
Adjustments related to net investment gains (losses), net
 of income taxes                                                        0                   0
Cumulative effect of a change in accounting, net of
 income taxes                                                           0                   0
Discontinued operations, net of income taxes                            0                   0
                                                             ---------------------------------
Net income available to common shareholders                           131                 171
Preferred stock dividend                                                0                   0
                                                             ---------------------------------
Net income                                                           $131                $171
                                                             ---------------------------------

                                                                  (METLIFE LOGO)


AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS
AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                     For the Three Months Ended
                                                             -----------------------------------------------------------------------
                                                             September 30,    December 31,    March 31,    June 30,    September 30,
Homeowners                                                       2004             2004          2005         2005          2005
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Earned premiums                                                      $188            $188         $184        $193             $170
Investment income, net                                                 11               6           10          10               12
Other revenues                                                          2               2            1           2                1
                                                             -----------------------------------------------------------------------
                                                                      201             196          195         205              183
                                                             -----------------------------------------------------------------------

EXPENSES
Losses                                                                155              83           82          82              195
Loss adjustment expense                                                26              13           11          17               65
Other expenses                                                         52              57           56          58               61
                                                             -----------------------------------------------------------------------
                                                                      233             153          149         157              321
                                                             -----------------------------------------------------------------------
Operating earnings (loss) before provision
 (benefit) for income taxes                                           (32)             43           46          48             (138)
Provision (benefit) for income taxes                                  (14)             15           15          15              (52)
                                                             -----------------------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS                  ($18)            $28          $31         $33             ($86)
                                                             =======================================================================

Net investment gains (losses), net of income taxes                      0              (1)           0          (1)               0
Adjustments related to net investment gains (losses), net
 of income taxes                                                        0               0            0           0                0
Cumulative effect of a change in accounting, net of
 income taxes                                                           0               0            0           0                0
Discontinued operations, net of income taxes                            0               0            0           0                0
                                                             -----------------------------------------------------------------------
Net income available to common shareholders                           (18)             27           31          32              (86)
Preferred stock dividend                                                0               0            0           0                0
                                                             -----------------------------------------------------------------------
Net income                                                           ($18)            $27          $31         $32             ($86)
                                                             -----------------------------------------------------------------------

                                                             For the Year-to-Date Period Ended
                                                             ---------------------------------
                                                             September 30,       September 30,
Homeowners                                                        2004               2005
----------------------------------------------------------------------------------------------
REVENUES
Earned premiums                                                      $555                $547
Investment income, net                                                 29                  32
Other revenues                                                          4                   4
                                                             ---------------------------------
                                                                      588                 583
                                                             ---------------------------------

EXPENSES
Losses                                                                350                 359
Loss adjustment expense                                                63                  93
Other expenses                                                        158                 175
                                                             ---------------------------------
                                                                      571                 627
                                                             ---------------------------------
Operating earnings (loss) before provision
 (benefit) for income taxes                                            17                 (44)
Provision (benefit) for income taxes                                    1                 (22)
                                                             ---------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS                   $16                ($22)
                                                             =================================

Net investment gains (losses), net of income taxes                      0                  (1)
Adjustments related to net investment gains (losses), net
 of income taxes                                                        0                   0
Cumulative effect of a change in accounting, net of
 income taxes                                                           0                   0
Discontinued operations, net of income taxes                            0                   0
                                                             ---------------------------------
Net income available to common shareholders                            16                 (23)
Preferred stock dividend                                                0                   0
                                                             ---------------------------------
Net income                                                            $16                ($23)
                                                             ---------------------------------

                                                                  (METLIFE LOGO)


AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS
AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                     For the Three Months Ended
                                                             -----------------------------------------------------------------------
                                                             September 30,    December 31,    March 31,    June 30,    September 30,
Other                                                            2004             2004           2005        2005           2005
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Earned premiums                                                       $13             $11          $13         $12              $12
Investment income, net                                                 (1)              1            1           1                0
Other revenues                                                          0               4            2           0                1
                                                             -----------------------------------------------------------------------
                                                                       12              16           16          13               13
                                                             -----------------------------------------------------------------------

EXPENSES
Losses                                                                  5               3            6           6               13
Loss adjustment expense                                                 1               1            0           1                3
Other expenses                                                          6               5            7           5                5
                                                             -----------------------------------------------------------------------
                                                                       12               9           13          12               21
                                                             -----------------------------------------------------------------------
Operating earnings (loss) before provision
 (benefit) for income taxes                                             0               7            3           1               (8)
Provision (benefit) for income taxes                                    0               2            1           0               (3)
                                                             -----------------------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS                    $0              $5           $2          $1              ($5)
                                                             =======================================================================

Net investment gains (losses), net of income taxes                      0               0            0           0               (1)
Adjustments related to net investment gains (losses), net
 of income taxes                                                        0               0            0           0                0
Cumulative effect of a change in accounting, net of
 income taxes                                                           0               0            0           0                0
Discontinued operations, net of income taxes                            0               0            0           0                0
                                                             -----------------------------------------------------------------------
Net income available to common shareholders                             0               5            2           1               (6)
Preferred stock dividend                                                0               0            0           0                0
                                                             -----------------------------------------------------------------------
Net income                                                             $0              $5           $2          $1              ($6)
                                                             -----------------------------------------------------------------------

                                                             For the Year-to-Date Period Ended
                                                             ---------------------------------
                                                             September 30,       September 30,
Other                                                             2004               2005
---------------------------------------------------------------------------------------------
REVENUES
Earned premiums                                                       $37                 $37
Investment income, net                                                  1                   2
Other revenues                                                          2                   3
                                                             ---------------------------------
                                                                       40                  42
                                                             ---------------------------------

EXPENSES
Losses                                                                 22                  25
Loss adjustment expense                                                 1                   4
Other expenses                                                         17                  17
                                                             ---------------------------------
                                                                       40                  46
                                                             ---------------------------------
Operating earnings (loss) before provision
 (benefit) for income taxes                                             0                  (4)
Provision (benefit) for income taxes                                    0                  (2)
                                                             ---------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS                    $0                 ($2)
                                                             =================================

Net investment gains (losses), net of income taxes                      0                  (1)
Adjustments related to net investment gains (losses), net
 of income taxes                                                        0                   0
Cumulative effect of a change in accounting, net of
 income taxes                                                           0                   0
Discontinued operations, net of income taxes                            0                   0
                                                             ---------------------------------
Net income available to common shareholders                             0                  (3)
Preferred stock dividend                                                0                   0
                                                             ---------------------------------
Net income                                                             $0                 ($3)
                                                             ---------------------------------

                                                                  (METLIFE LOGO)


AUTO & HOME OPERATIONS
WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION
AND SUPPLEMENTAL DATA

                                                                      For the Three Months Ended
                                          --------------------------------------------------------------------------------
                                          September 30,     December 31,       March 31,       June 30,      September 30,
Unaudited (Dollars in millions)               2004              2004             2005            2005            2005
--------------------------------------------------------------------------------------------------------------------------
WRITTEN PREMIUMS BY PRODUCT
Preferred/Standard Automobile                     $534             $502             $512            $519             $528
Non-Standard Automobile                             19               21               17              15               14
Homeowners                                         212              186              160             212              200
Other                                               11                9               17              12               11
                                          --------------------------------------------------------------------------------
Total                                             $776             $718             $706            $758             $753
                                          ================================================================================

SELECTED FINANCIAL INFORMATION AND
          SUPPLEMENTAL DATA

TOTAL AUTO & HOME
Loss and loss adjustment expense ratio            74.6%            67.2%            65.7%           60.4%            85.8%
Other expense ratio                               25.5%            28.0%            26.7%           27.2%            28.5%
                                          --------------------------------------------------------------------------------
          Total combined ratio (1)               100.1%            95.2%            92.4%           87.6%           114.3%
Effect of catastrophe losses (2)                  15.3%             3.0%             1.5%            1.2%            27.5%
                                          --------------------------------------------------------------------------------
Combined ratio excluding catastrophes             84.8%            92.2%            90.9%           86.4%            86.8%
                                          ================================================================================

AUTO
Loss and loss adjustment expense ratio            68.0%            73.7%            71.5%           63.6%            63.3%
Other expense ratio                               24.3%            26.9%            25.0%           26.0%            26.0%
                                          --------------------------------------------------------------------------------
          Total combined ratio (1)                92.3%           100.6%            96.5%           89.6%            89.3%
Effect of catastrophe losses (2)                   1.7%             0.5%             0.4%            0.1%             2.7%
                                          --------------------------------------------------------------------------------
Combined ratio excluding catastrophes             90.6%           100.1%            96.1%           89.5%            86.6%
                                          ================================================================================

HOMEOWNERS
Loss and loss adjustment expense ratio            96.0%            50.8%            50.2%           51.4%           153.1%
Other expense ratio                               27.6%            30.1%            29.7%           29.8%            35.4%
                                          --------------------------------------------------------------------------------
          Total combined ratio (1)               123.6%            80.9%            79.9%           81.2%           188.5%
Effect of catastrophe losses (2)                  55.4%            10.2%             4.9%            4.4%           106.3%
                                          --------------------------------------------------------------------------------
Combined ratio excluding catastrophes             68.2%            70.7%            75.0%           76.8%            82.2%
                                          ================================================================================

OTHER
Loss and loss adjustment expense ratio            40.3%            33.7%            49.3%           60.7%           127.0%
Other expense ratio                               39.9%            43.8%            56.1%           38.7%            39.4%
                                          --------------------------------------------------------------------------------
          Total combined ratio (1)                80.2%            77.5%           105.4%           99.4%           166.4%
Effect of catastrophe losses                       0.0%             0.0%             0.0%            0.0%             0.0%
                                          --------------------------------------------------------------------------------
Combined ratio excluding catastrophes             80.2%            77.5%           105.4%           99.4%           166.4%
                                          ================================================================================

PRE-TAX CATASTROPHE LOSSES
Auto                                                $9               $3               $2              $1              $13
Homeowners                                         104               20                9               9              156
Other                                                0                0                0               0                0
                                          --------------------------------------------------------------------------------
Total                                             $113              $23              $11             $10             $169
                                          ================================================================================

CATASTROPHE POINTS ON COMBINED RATIOS             15.3              3.0              1.5             1.2             27.5

NUMBER OF SALES REPRESENTATIVES                     80               87               89              89               85
                                          --------------------------------------------------------------------------------

(1) The combined ratio reflects payment fees as a credit to Other Expenses for the three months ended September 30, 2004, December 31, 2004, March 31, 2005, June 30, 2005 and September 30, 2005, which resulted in a 0.7, 0.7, 0.8, 0.7 and 0.7 of a percentage point decrease in the combined ratio for the periods ended, respectively. The decreases for Auto, Homeowners and Other were 0.8, 0.4 and 0.7 of a percentage point, respectively, for September 30, 2004, 0.8, 0.4 and 0.7 of a percentage point, respectively, for December 31, 2004, 0.8, 0.5 and 0.5 of a percentage point, respectively, for March 31, 2005, 0.7, 0.4 and 0.8 of a percentage point, respectively, for June 30, 2005, and 0.8, 0.5, and 0.8 of a percentage point, respectively, for September 30, 2005.

(2) Includes the effect of both catastrophe losses and $32 million in reinstatement reinsurance premiums within Auto ($2 million) and Homeowners ($30 million).

                                                                  (METLIFE LOGO)


INTERNATIONAL OPERATIONS
STATEMENT OF OPERATING EARNINGS
AVAILABLE TO COMMON SHAREHOLDERS

                                                                                    For the Three Months Ended
                                                             -----------------------------------------------------------------------
                                                             September 30,    December 31,    March 31,    June 30,    September 30,
Unaudited (Dollars in millions)                                  2004             2004          2005         2005          2005
------------------------------------------------------------------------------------------------------------------------------------
REVENUES (1)
Premiums                                                             $437            $461         $466        $470             $614
Universal life and investment-type product policy fees                 90              90          119         125              170
Investment income, net                                                151             175          149         195              238
Other revenues                                                          2               9            3          (1)               9
                                                             -----------------------------------------------------------------------
                                                                      680             735          737         789            1,031
                                                             -----------------------------------------------------------------------

EXPENSES (1)
Policyholder benefits and dividends                                   424             448          410         468              578
Interest credited to policyholder account balances                     37              45           47          55               84
Capitalization of deferred policy acquisition costs                  (103)           (117)        (125)       (138)            (137)
Amortization of deferred policy acquisition costs                      32              40           56          56               68
Other expenses                                                        219             279          244         274              359
                                                             -----------------------------------------------------------------------
                                                                      609             695          632         715              952
                                                             -----------------------------------------------------------------------

Operating earnings before provision for income taxes                   71              40          105          74               79
Provision for income taxes                                             24              10           37          23               13
                                                             -----------------------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS                   $47             $30          $68         $51              $66
                                                             =======================================================================

NET INCOME RECONCILIATION (1)
-----------------------------

Operating earnings available to common shareholders                   $47             $30          $68         $51              $66
      Net investment gains (losses)                                     3              (4)           0           7                5
      Minority interest - net investment gains (losses)                 0               0            0           0                0
      Net investment gains (losses) tax benefit
       (provision)                                                     (1)              1            0          (2)              (2)
                                                             -----------------------------------------------------------------------
Net investment gains (losses), net of income taxes                      2              (3)           0           5                3
      Adjustments related to policyholder benefits and
       dividends                                                      (14)             (6)          14         (16)             (54)
      Adjustments related to other expenses                             0               0            0           0                0
      Adjustments related to tax benefit (provision)                    5               2           (5)          6               19
                                                             -----------------------------------------------------------------------
Adjustments related to net investment gains (losses), net
 of income taxes (2)                                                   (9)             (4)           9         (10)             (35)
Cumulative effect of a change in accounting, net of
 income taxes                                                           0               0            0           0                0
Discontinued operations, net of income taxes                           (2)             (4)          (1)         (1)               7
                                                             -----------------------------------------------------------------------
Net income available to common shareholders                            38              19           76          45               41
Preferred stock dividend                                                0               0            0           0                0
                                                             -----------------------------------------------------------------------
Net income                                                            $38             $19          $76         $45              $41
                                                             -----------------------------------------------------------------------


                                                             -----------------------------------------------------------------------
NUMBER OF PROFESSIONAL SALES REPRESENTATIVES                        3,222           3,491        3,749       3,913            3,861
                                                             -----------------------------------------------------------------------

                                                             For the Year-to-Date Period Ended
                                                             ---------------------------------
                                                             September 30,       September 30,
Unaudited (Dollars in millions)                                  2004                2005
----------------------------------------------------------------------------------------------
REVENUES (1)
Premiums                                                           $1,229              $1,550
Universal life and investment-type product policy fees                259                 414
Investment income, net                                                410                 582
Other revenues                                                         14                  11
                                                             ---------------------------------
                                                                    1,912               2,557
                                                             ---------------------------------

EXPENSES (1)
Policyholder benefits and dividends                                 1,201               1,456
Interest credited to policyholder account balances                    106                 186
Capitalization of deferred policy acquisition costs                  (267)               (400)
Amortization of deferred policy acquisition costs                     100                 180
Other expenses                                                        579                 877
                                                             ---------------------------------
                                                                    1,719               2,299
                                                             ---------------------------------

Operating earnings before provision for income taxes                  193                 258
Provision for income taxes                                             58                  73
                                                             ---------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS                  $135                $185
                                                             =================================

NET INCOME RECONCILIATION (1)
-----------------------------
Operating earnings available to common shareholders                  $135                $185
      Net investment gains (losses)                                    27                  12
      Minority interest - net investment gains (losses)                 0                   0
      Net investment gains (losses) tax benefit
       (provision)                                                     (8)                 (4)
                                                             ---------------------------------
Net investment gains (losses), net of income taxes                     19                   8
      Adjustments related to policyholder benefits and
       dividends                                                       38                 (56)
      Adjustments related to other expenses                             0                   0
      Adjustments related to tax benefit (provision)                  (13)                 20
                                                             ---------------------------------
Adjustments related to net investment gains (losses), net
 of income taxes (2)                                                   25                 (36)
Cumulative effect of a change in accounting, net of
 income taxes                                                         (30)                  0
Discontinued operations, net of income taxes                           (5)                  5
                                                             ---------------------------------
Net income available to common shareholders                           144                 162
Preferred stock dividend                                                0                   0
                                                             ---------------------------------
Net income                                                           $144                $162
                                                             ---------------------------------

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

(2) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs and amounts allocable to certain participating contracts.

                                                                  (METLIFE LOGO)


REINSURANCE OPERATIONS
STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

                                                                              For the Three Months Ended
                                                   ---------------------------------------------------------------------------------
                                                   September 30,     December 31,       March 31,        June 30,      September 30,
Unaudited (Dollars in millions)                         2004             2004             2005             2005             2005
------------------------------------------------------------------------------------------------------------------------------------
REVENUES  (1)
Premiums, net                                              $819            $917              $903            $930             $974
Investment income, net                                      134             183               150             137              158
Other revenues                                               13              16                11              21               13
                                                   --------------------------------------------------------------------------------
                                                            966           1,116             1,064           1,088            1,145
                                                   --------------------------------------------------------------------------------

EXPENSES  (1)
Claims and other policy benefits                            659             752               739             828              779
Interest credited to policyholder account
 balances                                                    55              61                56              43               64
Policy acquisition costs and other insurance
 expenses                                                   151             189               144             156              162
Other expenses                                               46              44                44              47               48
                                                   --------------------------------------------------------------------------------
                                                            911           1,046               983           1,074            1,053
                                                   --------------------------------------------------------------------------------

Operating earnings before provision for income
 taxes and minority interest                                 55              70                81              14               92
Provision for income taxes                                    9              10                13              (1)              16
                                                   --------------------------------------------------------------------------------
Operating earnings available to common
 shareholders before minority interest                       46              60                68              15               76

Elimination of minority interest, before tax                 31              39                43              11               50
                                                   --------------------------------------------------------------------------------
CONTRIBUTION TO METLIFE                                     $15             $21               $25              $4 (3)          $26
                                                   ================================================================================

NET INCOME RECONCILIATION (1)
-----------------------------

Operating earnings                                          $15             $21               $25              $4              $26
       Net investment gains (losses)                        (19)             (3)               28              (7)               7
       Minority interest - net investment gains
        (losses)                                              2               1                (5)             (2)              (1)
       Net investment gains (losses) tax
        benefit (provision)                                   6               1                (8)              6               (2)
                                                   --------------------------------------------------------------------------------
Net investment gains (losses), net of income
 taxes                                                      (11)             (1)               15              (3)               4
       Adjustments related to policyholder
        benefits and dividends                                0               0                 0               0                0
       Adjustments related to other expenses                 15               1               (17)             12               (4)
       Adjustments related to tax benefit
        (provision)                                          (5)              0                 6              (6)               2
                                                   --------------------------------------------------------------------------------
Adjustments related to net investment gains
 (losses), net of income taxes (2)                           10               1               (11)              6               (2)
Cumulative effect of a change in accounting,
 net of income taxes                                          0               0                 0               0                0
Discontinued operations, net of income taxes                  0               0                 0               0                0
                                                   --------------------------------------------------------------------------------
Net income available to common shareholders                  14              21                29               7               28
Preferred stock dividend                                      0               0                 0               0                0
                                                   --------------------------------------------------------------------------------
Net income                                                  $14             $21               $29              $7              $28
                                                   --------------------------------------------------------------------------------

                                                   For the Year-to-Date Period Ended
                                                   ----------------------------------
                                                   September 30,       September 30,
Unaudited (Dollars in millions)                        2004                 2005
-------------------------------------------------------------------------------------
REVENUES  (1)
Premiums, net                                           $2,431                $2,807
Investment income, net                                     381                   445
Other revenues                                              40                    45
                                                   ----------------------------------
                                                         2,852                 3,297
                                                   ----------------------------------

EXPENSES  (1)
Claims and other policy benefits                         1,943                 2,346
Interest credited to policyholder account
 balances                                                  151                   163
Policy acquisition costs and other insurance
 expenses                                                  429                   462
Other expenses                                             134                   139
                                                   ----------------------------------
                                                         2,657                 3,110
                                                   ----------------------------------

Operating earnings before provision for income
 taxes and minority interest                               195                   187
Provision for income taxes                                  31                    28
                                                   ----------------------------------
Operating earnings available to common
 shareholders before minority interest                     164                   159

Elimination of minority interest, before tax               108                   104
                                                   ----------------------------------
CONTRIBUTION TO METLIFE                                    $56                   $55
                                                   ==================================

NET INCOME RECONCILIATION (1)
-----------------------------

Operating earnings                                         $56                   $55
       Net investment gains (losses)                        36                    28
       Minority interest - net investment gains
        (losses)                                           (14)                   (8)
       Net investment gains (losses) tax
        benefit (provision)                                 (7)                   (4)
                                                   ----------------------------------
Net investment gains (losses), net of income
 taxes                                                      15                    16
       Adjustments related to policyholder
        benefits and dividends                               0                     0
       Adjustments related to other expenses                (2)                   (9)
       Adjustments related to tax benefit
        (provision)                                          1                     2
                                                   ----------------------------------
Adjustments related to net investment gains
 (losses), net of income taxes (2)                          (1)                   (7)
Cumulative effect of a change in accounting,
 net of income taxes                                         0                     0
Discontinued operations, net of income taxes                 0                     0
                                                   ----------------------------------
Net income available to common shareholders                 70                    64
Preferred stock dividend                                     0                     0
                                                   ----------------------------------
Net income                                                 $70                   $64
                                                   ----------------------------------

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

(2) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs.

(3) Operating earnings available to common shareholders for the three months ended June 30, 2005 includes an $8 million charge, net of income taxes, associated with establishment of a liability associated with the Argentine pension business.

                                                                  (METLIFE LOGO)


REINSURANCE OPERATIONS
PRE-TAX AND PRE-MINORITY INTEREST OPERATING
EARNINGS BY REGION AND RESERVES BY REGION

                                                                                For the Three Months Ended
                                                   ---------------------------------------------------------------------------------
                                                   September 30,     December 31,       March 31,        June 30,      September 30,
Unaudited (Dollars in millions)                         2004             2004              2005            2005             2005
------------------------------------------------------------------------------------------------------------------------------------
PRE-TAX AND PRE-MINORITY INTEREST
       OPERATING EARNINGS BY REGION
United States                                               $70              $67              $48              $28              $78
Canada                                                       16               17               23               17               21
Asia-Pacific                                                 (2)               2                5               14                4
Other international markets                                   9                4               15               (7)              15
Corporate                                                   (38)             (20)             (10)             (38)             (26)
                                                   ---------------------------------------------------------------------------------
       Total pre-tax and pre-minority interest
          operating earnings                                $55              $70              $81              $14              $92
                                                   =================================================================================

POLICY BENEFITS AND INTEREST
       SENSITIVE CONTRACT LIABILITIES BY REGION
Traditional U.S.                                         $3,716           $3,753           $3,785           $3,865           $3,966
Asset intensive                                           3,893            4,085            4,159            4,267            4,497
Other                                                        58              124              122              126               90
                                                   ---------------------------------------------------------------------------------
       Total U.S.                                         7,667            7,962            8,066            8,258            8,553
                                                   ---------------------------------------------------------------------------------

Canada                                                    1,243            1,375            1,367            1,389            1,507
Asia-Pacific                                                456              517              548              611              629
Other international markets                                 549              610              693              702              677
                                                   ---------------------------------------------------------------------------------
       Total International                                2,248            2,502            2,608            2,702            2,813
                                                   ---------------------------------------------------------------------------------

Total policy benefits and interest sensitive
       contract liabilities                              $9,915          $10,464          $10,674          $10,960          $11,366
                                                   ---------------------------------------------------------------------------------

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

                                                                  (METLIFE LOGO)

CORPORATE, OTHER & ELIMINATIONS
STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

                                                                                                            For the Year-to-Date
                                                         For the Three Months Ended                             Period Ended
                                       ---------------------------------------------------------------  ----------------------------
                                       September 30,  December 31,  March 31,  June 30,  September 30,  September 30,  September 30,
Unaudited (Dollars in millions)            2004           2004        2005       2005        2005           2004           2005
------------------------------------------------------------------------------------------------------  ----------------------------
REVENUES (1)
Premiums                                   ($11)           ($4)        ($3)       ($1)         $2           ($23)           ($2)
Universal life and investment-type
 product policy fees                          2              0           0          0           1              2              1
Investment income, net                      130            197         151        195         212            379            558
Other revenues                                8              0           3          5           5              8             13
                                       ---------------------------------------------------------------  ----------------------------
                                            129            193         151        199         220            366            570
                                       ---------------------------------------------------------------  ----------------------------
EXPENSES (1)
Policyholder benefits and dividends           2             (4)          2        (47)         11              2            (34)
Interest credited to policyholder
 account balances                            (7)             0          (1)         1           0              0              0
Interest credited to bank deposits           11             14          17         25          30             26             72
Interest expense                             95             96         104        110         166            261            380
Other expenses                               39             64          63         34          57            147            154
                                       ---------------------------------------------------------------  ----------------------------
                                            140            170         185        123         264            436            572
                                       ---------------------------------------------------------------  ----------------------------
Operating earnings before (benefit)
 provision for income taxes                 (11)            23         (34)        76         (44)           (70)            (2)
Benefit (provision) for income taxes        (35)            (7)        (42)        (1)        (72)          (174)          (115)
                                       ---------------------------------------------------------------  ----------------------------
Operating earnings                           24             30           8         77          28            104            113
Preferred stock dividend                      0              0           0          0          31              0             31
                                       ---------------------------------------------------------------  ----------------------------
OPERATING EARNINGS AVAILABLE TO
 COMMON SHAREHOLDERS                        $24 (3)        $30          $8        $77 (4)     ($3) (5)      $104            $82
                                       ===============================================================  ============================


NET INCOME RECONCILIATION (1)
-----------------------------

Operating earnings available to
 common shareholders                        $24            $30          $8        $77         ($3)          $104            $82
      Net investment gains (losses)         (16)           (85)       (113)     1,313          73             70          1,273
      Minority interest - net
       investment gains (losses)              0              0           0          0           0              0              0
      Net investment gains (losses)
       tax benefit (provision)                3             33          43       (468)        (25)           (30)          (450)
                                       ---------------------------------------------------------------  ----------------------------
Net investment gains (losses), net of
 income taxes                               (13)           (52)        (70)       845          48             40            823
      Adjustments related to
       policyholder benefits and
       dividends                              0              0           0          0           0              0              0
      Adjustments related to other
       expenses                              (1)             0           0          0           0             (1)             0
      Adjustments related to tax
       benefit (provision)                    1             (1)          0          0           0              1              0
                                       ---------------------------------------------------------------  ----------------------------
Adjustments related to net investment
 gains (losses), net of income
 taxes (2)                                    0             (1)          0          0           0              0              0
Cumulative effect of a change in
 accounting, net of income taxes              0              0           0          0           0              4              0
Discontinued operations, net of
 income taxes                                 5             (4)        151          0           0             23            151
                                       ---------------------------------------------------------------  ----------------------------
Net income available to common
 shareholders                                16            (27)         89        922          45            171          1,056
Preferred stock dividend                      0              0           0          0          31              0             31
                                       ---------------------------------------------------------------  ----------------------------
Net income                                  $16           ($27)        $89       $922         $76           $171         $1,087
                                       ---------------------------------------------------------------  ----------------------------

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

(2) Adjustments related to net investment gains (losses), net of income taxes, includes amounts allocable to certain participating contracts.

(3) Operating earnings available to common shareholders for the three months ended September 30, 2004 includes a $9 million benefit from a revision of the estimate of income taxes for 2003.

(4) Operating earnings available to common shareholders for the three months ended June 30, 2005 includes a $30 million benefit, net of income taxes, associated with the reduction of a previously established liability for settlement death benefits related to the Company's sales practices class action settlement recorded in 1999 and an $18 million benefit, net of income taxes, associated with the reduction of a previously established liability related to the Company's demutualization in 2000.

(5) Operating earnings available to common shareholders for the three months ended September 30, 2005 includes a $31 million benefit from a revision of the estimate of income taxes for 2004.

                                                                  (METLIFE LOGO)

METLIFE, INC.
INVESTMENT RESULTS
BY ASSET CATEGORY AND
ANNUALIZED YIELDS (1)


                                                                                 At or For the Three Months Ended
                                                              ----------------------------------------------------------------------
                                                              September 30,   December 31,   March 31,   June 30,   September 30,
Unaudited (Dollars in millions)                                   2004           2004          2005        2005         2005
------------------------------------------------------------------------------------------------------------------------------------
FIXED MATURITIES (2)
Yield (3)                                                            6.44%          6.46%        6.33%       6.31%         6.04%
Income (4)                                                         $2,246         $2,272       $2,278      $2,305        $2,865
Investment gains (losses)                                             $61           ($21)       ($114)       ($89)         ($98)
Ending Carrying Value (4)                                        $176,075       $176,746     $182,638    $185,203      $232,419

MORTGAGE AND CONSUMER LOANS
Yield (5)                                                            7.02%          6.93%        6.55%       6.68%         6.79%
Income                                                               $507           $537         $527        $547          $611
Investment gains (losses)                                             ($8)          ($39)        ($11)        ($8)          $13
Ending Carrying Value                                             $29,620        $32,406      $31,977     $33,586       $36,094

REAL ESTATE AND REAL ESTATE
  JOINT VENTURES
Yield (5)                                                           10.55%         11.04%       11.11%      12.82%        11.22%
Income (6)                                                           $111           $117         $119        $130          $118
Investment gains (losses) (7)                                         ($5)           $13          $18      $1,904           $51
Ending Carrying Value                                              $4,263         $4,233       $4,306      $3,803        $4,505

POLICY LOANS
Yield (5)                                                            6.14%          6.23%        6.17%       6.19%         6.15%
Income                                                               $135           $138         $138        $139          $152
Ending Carrying Value                                              $8,801         $8,899       $8,953      $8,975        $9,841

EQUITY SECURITIES AND OTHER LIMITED
  PARTNERSHIP INTERESTS (2)
Yield (5)                                                            7.42%         18.26%        9.84%      21.01%         8.76%
Income                                                                $75           $199         $118        $276          $162
Investment gains (losses)                                             $96            $25          $95         $12           $20
Ending Carrying Value                                              $4,715         $5,095       $5,567      $6,015        $7,504

CASH AND SHORT-TERM INVESTMENTS (2)
Yield (5)                                                            3.16%          3.67%        4.76%       3.66%         3.29%
Income                                                                $43            $50          $64         $93          $116
Investment gains (losses)                                              $0            ($1)         ($1)         $0            $0
Ending Carrying Value                                              $6,040         $6,710       $6,470     $15,770       $11,431

OTHER INVESTED ASSETS
Yield (5)                                                            5.51%         10.55%        9.06%       7.74%         9.93%
Income (8)                                                            $55           $104          $95         $94          $175
Investment gains (losses) (9)                                         $34          ($191)         ($8)       $406           ($9)
Ending Carrying Value                                              $4,394         $4,926       $4,960      $6,079        $7,499

TOTAL INVESTMENTS
Gross investment income yield                                        6.51%          6.88%        6.55%       6.76%         6.26%
Investment fees and expenses yield                                  (0.13%)        (0.14%)      (0.12%)     (0.15%)       (0.13%)
                                                              ----------------------------------------------------------------------
NET INVESTMENT INCOME YIELD                                          6.38%          6.74%        6.43%       6.61%         6.13%
                                                              ======================================================================

Gross investment income                                            $3,172         $3,417       $3,339      $3,584        $4,199
Investment fees and expenses                                          (65)           (70)         (60)        (76)          (87)
                                                              ----------------------------------------------------------------------
NET INVESTMENT INCOME                                              $3,107         $3,347       $3,279      $3,508        $4,112
                                                              ======================================================================
Ending Carrying Value                                            $233,908       $239,015     $244,871    $259,431      $309,293
                                                              ======================================================================


Gross investment gains                                               $351           $309         $373      $2,133          $342
Gross investment losses                                              (201)          (175)        (322)       (231)         (304)
Writedowns                                                            (44)           (79)         (51)        (42)          (14)
                                                              ----------------------------------------------------------------------
Subtotal                                                              106             55            0       1,860            24
Derivative & other instruments not qualifying for hedge
  accounting                                                           72           (269)         (21)        365           (47)
                                                              ----------------------------------------------------------------------
NET INVESTMENT GAINS (LOSSES)                                         178           (214)         (21)      2,225           (23)
Minority interest - net investment gains (losses)                       2              5           (9)         (2)           (1)
Net investment gains (losses) tax benefit (provision)                 (62)            71            9        (784)            9
                                                              ----------------------------------------------------------------------
NET INVESTMENT GAINS (LOSSES), NET OF INCOME TAXES                   $118          ($138)        ($21)      $1,439         ($15)
                                                              ----------------------------------------------------------------------

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

(2) Included in ending carrying value, income and investment gains (losses) are $6,665 million, $85 million and ($14) million, respectively, related to the consolidation of separate accounts under AICPA Statement of Position 03-1 for the three months ended September 30, 2005.

(3) The fixed maturities yield is annualized and is based on quarterly average amortized cost.

(4) Fixed maturities includes $805 million and $14 million in ending carrying value and income, respectively, relating to trading securities for the three months ended September 30, 2005. The annualized yields on trading securities was 5.84% for the three months ended September 30, 2005.

(5)   Yields are annualized and based on quarterly average carrying values.

(6) Included in income from real estate and real estate joint ventures is $35 million, $30 million, $39 million, $15 million and ($2) million related to discontinued operations for the three months ended September 30, 2004, December 31, 2004, March 31, 2005, June 30, 2005 and September 30, 2005,
      respectively.

(7) Included in investment gains (losses) from real estate and real estate joint ventures is ($16) million, $10 million, $18 million, $1,905 million and $46 million related to discontinued operations for the three months ended September 30, 2004, December 31, 2004, March 31, 2005, June 30, 2005 and September 30, 2005, respectively.

(8) Included in income from other invested assets are scheduled settlement payments on derivative instruments that do not qualify for hedge accounting under Statement of Financial Accounting Standards No. 133 of $12 million, $3 million, $24 million, $13 million and $26 million for the three months ended September 30, 2004, December 31, 2004, March 31, 2005, June 30, 2005 and September 30, 2005, respectively.

(9) Included in investment gains (losses) for the three months ended December 31, 2004 is a charge of $26 million related to a funds withheld reinsurance treaty that was converted to a coinsurance agreement.

                                                                  (METLIFE LOGO)

METLIFE, INC.
INVESTMENT RESULTS
BY ASSET CATEGORY AND
ANNUALIZED YIELDS (1)


                                                                                 At or For the Year-to-date Ended
                                                              ----------------------------------------------------------------------
                                                              September 30,   December 31,   March 31,   June 30,   September 30,
Unaudited (Dollars in millions)                                   2004           2004          2005        2005         2005
------------------------------------------------------------------------------------------------------------------------------------
FIXED MATURITIES (2)
Yield (3)                                                            6.58%          6.55%        6.33%       6.34%         5.93%
Income (4)                                                         $6,768         $9,040       $2,278      $4,583        $7,448
Investment gains (losses)                                             $92            $71        ($114)      ($203)        ($301)
Ending Carrying Value (4)                                        $176,075       $176,746     $182,638    $185,203      $232,419

MORTGAGE AND CONSUMER LOANS
Yield (5)                                                            6.87%          6.86%        6.55%       6.58%         6.60%
Income                                                             $1,424         $1,961         $527      $1,074        $1,685
Investment gains (losses)                                             ($8)          ($47)        ($11)       ($19)          ($6)
Ending Carrying Value                                             $29,620        $32,406      $31,977     $33,586       $36,094

REAL ESTATE AND REAL ESTATE
  JOINT VENTURES
Yield (5)                                                           11.92%         11.69%       11.11%      12.08%        11.64%
Income (6)                                                           $398           $515         $119        $249          $367
Investment gains (losses) (7)                                        $149           $162          $18      $1,922        $1,973
Ending Carrying Value                                              $4,263         $4,233       $4,306      $3,803        $4,505

POLICY LOANS
Yield (5)                                                            6.13%          6.15%        6.17%       6.18%         6.08%
Income                                                               $403           $541         $138        $277          $429
Ending Carrying Value                                              $8,801         $8,899       $8,953      $8,975        $9,841

EQUITY SECURITIES AND OTHER LIMITED
  PARTNERSHIP INTERESTS (2)
Yield (5)                                                            6.96%          9.96%        9.84%      15.69%        11.96%
Income                                                               $205           $404         $118        $394          $556
Investment gains (losses)                                            $183           $208          $95        $107          $127
Ending Carrying Value                                              $4,715         $5,095       $5,567      $6,015        $7,504

CASH AND SHORT-TERM INVESTMENTS (2)
Yield (5)                                                            2.77%          3.01%        4.76%       3.64%         3.47%
Income                                                               $103           $153          $64        $157          $273
Investment gains (losses)                                              $0            ($1)         ($1)        ($1)          ($1)
Ending Carrying Value                                              $6,040         $6,710       $6,470     $15,770       $11,431

OTHER INVESTED ASSETS
Yield (5)                                                            5.03%          6.30%        9.06%       8.14%         8.59%
Income (8)                                                           $152           $256          $95        $189          $364
Investment gains (losses) (9)                                         $42          ($149)         ($8)       $398          $389
Ending Carrying Value                                              $4,394         $4,926       $4,960      $6,079        $7,499

TOTAL INVESTMENTS
Gross investment income yield                                        6.60%          6.67%        6.55%       6.64%         6.25%
Investment fees and expenses yield                                  (0.13%)        (0.14%)      (0.12%)     (0.13%)       (0.13%)
                                                              ----------------------------------------------------------------------
NET INVESTMENT INCOME YIELD                                          6.47%          6.53%        6.43%       6.51%         6.12%
                                                              ======================================================================

Gross investment income                                            $9,453        $12,870       $3,339      $6,923       $11,122
Investment fees and expenses                                         (190)          (260)         (60)       (136)         (223)
                                                              ----------------------------------------------------------------------
NET INVESTMENT INCOME                                              $9,263        $12,610       $3,279      $6,787       $10,899
                                                              ======================================================================
Ending Carrying Value                                            $233,908       $239,015     $244,871    $259,431      $309,293
                                                              ======================================================================


Gross investment gains                                             $1,005         $1,314         $373      $2,506        $2,848
Gross investment losses                                              (412)          (587)        (322)       (553)         (857)
Writedowns                                                           (133)          (212)         (51)        (93)         (107)
                                                              ----------------------------------------------------------------------
Subtotal                                                              460            515            0       1,860         1,884
Derivative & other instruments not qualifying for hedge
  accounting                                                           (2)          (271)         (21)        344           297
                                                              ----------------------------------------------------------------------
NET INVESTMENT GAINS (LOSSES)                                         458            244          (21)      2,204         2,181
Minority interest - net investment gains (losses)                     (14)            (9)          (9)        (11)          (12)
Net investment gains (losses) tax benefit (provision)                (148)           (77)           9        (775)         (766)
                                                              ----------------------------------------------------------------------
NET INVESTMENT GAINS (LOSSES), NET OF INCOME TAXES                   $296           $158         ($21)     $1,418        $1,403
                                                              ----------------------------------------------------------------------

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

(2) Included in ending carrying value, income and investment gains (losses) is $6,665 million, $130 million and $0 million, respectively, related to the consolidation of separate accounts under AICPA Statement of Position 03-1 for year-to-date September 30, 2005.

(3) The fixed maturities yield is annualized and is based on quarterly average amortized cost.

(4) Fixed maturities includes $805 million and $17 million in ending carrying value and income, respectively, relating to trading securities for the three months ended September 30, 2005. The annualized yields on trading securities was 4.12% for the nine months ended September 30, 2005.

(5)   Yields are annualized and based on quarterly average carrying values.

(6) Included in income from real estate and real estate joint ventures is $139 million, $169 million, $39 million, $54 million and $52 million related to discontinued operations for year-to-date September 30, 2004, December 31, 2004, March 31, 2005, June 30, 2005 and September 30, 2005, respectively.

(7) Included in investment gains (losses) from real estate and real estate joint ventures is $136 million, $146 million, $18 million, $1,923 million and $1,969 million related to discontinued operations for year-to-date September 30, 2004, December 31, 2004, March 31, 2005, June 30, 2005 and
      September 30, 2005, respectively.

(8) Included in income from other invested assets are scheduled settlement payments on derivative instruments that do not qualify for hedge accounting under Statement of Financial Accounting Standards No. 133 of $48 million, $51 million, $24 million, $37 million and $63 million for the year-to-date September 30, 2004, December 31, 2004, March 31, 2005, June 30, 2005 and September 30, 2005, respectively.

(9) Included in investment gains (losses) for the three months ended December 31, 2004 is a charge of $26 million related to a funds withheld reinsurance treaty that was converted to a coinsurance agreement.

                                                                  (METLIFE LOGO)

METLIFE, INC.
GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
FIXED MATURITIES (1) (2)

                                         At September 30, 2004    At December 31, 2004    At March 31, 2005      At June 30, 2005
                                        --------------------------------------------------------------------------------------------
Unaudited (Dollars in millions)          Amount     % of Total   Amount     % of Total   Amount   % of Total   Amount     % of Total
------------------------------------------------------------------------------------------------------------------------------------
Less than 20%                              $530        90.8%       $463        92.4%     $1,185      99.1%       $416        95.4%
20% or more for less than six months         44         7.5%         17         3.4%          5       0.4%         13         3.0%
20% or more for six months or greater        10         1.7%         21         4.2%          6       0.5%          7         1.6%
                                        --------------------------------------------------------------------------------------------
   Total Gross Unrealized Losses           $584       100.0%       $501       100.0%     $1,196     100.0%       $436       100.0%
                                        --------------------------------------------------------------------------------------------
   Total Gross Unrealized Gains          $9,703                 $10,267                  $8,485               $11,250
                                        =======                 =======                 =======               =======

                                           At September 30, 2005
                                        --------------------------
Unaudited (Dollars in millions)          Amount         % of Total
------------------------------------------------------------------
Less than 20%                            $1,758            95.9%
20% or more for less than six months         69             3.8%
20% or more for six months or greater         6             0.3%
                                        --------------------------
   Total Gross Unrealized Losses         $1,833           100.0%

                                        --------------------------
   Total Gross Unrealized Gains          $8,814
                                        =======

GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
EQUITY SECURITIES (1) (2)

                                         At September 30, 2004    At December 31, 2004    At March 31, 2005      At June 30, 2005
                                        --------------------------------------------------------------------------------------------
Unaudited (Dollars in millions)          Amount     % of Total   Amount     % of Total   Amount   % of Total   Amount     % of Total
------------------------------------------------------------------------------------------------------------------------------------
Less than 20%                               $10        40.0%         $7        87.5%        $44      78.6%      $25          62.5%
20% or more for less than six months         15        60.0%          1        12.5%         12      21.4%       15          37.5%
20% or more for six months or greater         0         0.0%          0         0.0%          0       0.0%        0           0.0%
                                        --------------------------------------------------------------------------------------------
   Total Gross Unrealized Losses            $25       100.0%         $8       100.0%        $56     100.0%      $40         100.0%
                                        --------------------------------------------------------------------------------------------
   Total Gross Unrealized Gains            $305                    $283                    $169                $206
                                        =======                 =======                 =======               =======

                                           At September 30, 2005
                                        --------------------------
Unaudited (Dollars in millions)          Amount         % of Total
------------------------------------------------------------------
Less than 20%                               $29           70.7%
20% or more for less than six months         12           29.3%
20% or more for six months or greater         0            0.0%
                                        --------------------------
   Total Gross Unrealized Losses            $41          100.0%
                                        --------------------------
   Total Gross Unrealized Gains            $256
                                        =======

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

(2) The Company's review of its fixed maturities and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below amortized cost by less than 20%;
      (ii) securities where the estimated fair value had declined and remained below amortized cost by 20% or more for less than six months; and (iii) securities where the estimated value had declined and remained below amortized cost by 20% or more for six months or greater.

                                                                  (METLIFE LOGO)

METLIFE, INC.
SUMMARY OF FIXED MATURITIES
BY SECTOR AND QUALITY DISTRIBUTION (1)

                                            At September 30, 2004      At December 31, 2004      At March 31, 2005
                                            --------------------------------------------------------------------------
Unaudited (Dollars in millions)             Amount      % of Total    Amount      % of Total   Amount      % of Total
----------------------------------------------------------------------------------------------------------------------
U.S. corporate securities                    $63,130       35.8%       $61,720       34.9%      $60,417         33.1%
Residential mortgage-backed securities        30,978       17.6%        32,230       18.2%       34,650         19.0%
Foreign corporate securities                  27,076       15.4%        27,838       15.7%       27,766         15.2%
US treasury/agency securities                 16,561        9.4%        17,826       10.1%       21,770         11.9%
Commercial mortgage-backed securities         12,016        6.8%        12,501        7.1%       13,372          7.3%
Asset-backed securities                       12,912        7.3%        10,876        6.1%       10,826          5.9%
Foreign government securities                  8,364        4.8%         8,568        4.9%        8,917          4.9%
State and political subdivision securities     3,853        2.2%         3,899        2.2%        3,934          2.2%
Other fixed maturity securities                  644        0.4%           985        0.6%          703          0.4%
                                            --------------------------------------------------------------------------
  Total bonds                                175,534       99.7%       176,443       99.8%      182,355         99.9%
Redeemable preferred stock                       541        0.3%           303        0.2%          149          0.1%
                                            --------------------------------------------------------------------------
Total fixed maturities                      $176,075      100.0%      $176,746      100.0%     $182,504        100.0%
                                            ==========================================================================

NAIC            RATING AGENCY
RATING (1)      EQUIVALENT DESIGNATION

1               Aaa / Aa / A                $117,658       66.8%      $118,779       67.2%     $125,899         69.0%
2               Baa                           45,728       25.9%        45,311       25.6%       44,054         24.1%
3               Ba                             7,514        4.3%         7,500        4.2%        7,392          4.1%
4               B                              4,073        2.3%         4,397        2.5%        4,634          2.5%
5               Caa and lower                    443        0.3%           366        0.2%          325          0.2%
6               In or near default               118        0.1%            90        0.1%           51          0.0%
                                            --------------------------------------------------------------------------
   Total bonds                               175,534       99.7%       176,443       99.8%      182,355         99.9%
Redeemable preferred stock                       541        0.3%           303        0.2%          149          0.1%
                                            --------------------------------------------------------------------------
Total Fixed Maturities                      $176,075      100.0%      $176,746      100.0%     $182,504        100.0%
                                            ==========================================================================

                                               At June 30, 2005       At September 30, 2005
                                            ------------------------------------------------
Unaudited (Dollars in millions)             Amount      % of Total    Amount      % of Total
--------------------------------------------------------------------------------------------
U.S. corporate securities                    $61,614       33.3%       $78,472       33.9%
Residential mortgage-backed securities        34,795       18.8%        43,200       18.7%
Foreign corporate securities                  28,557       15.4%        35,215       15.2%
US treasury/agency securities                 21,051       11.4%        26,468       11.4%
Commercial mortgage-backed securities         13,836        7.5%        17,389        7.5%
Asset-backed securities                       10,373        5.6%        13,868        6.0%
Foreign government securities                 10,129        5.5%        11,049        4.8%
State and political subdivision securities     3,780        2.0%         4,722        2.0%
Other fixed maturity securities                  716        0.4%         1,038        0.4%
                                            ------------------------------------------------
  Total bonds                                184,851       99.9%       231,421       99.9%
Redeemable preferred stock                       155        0.1%           193        0.1%
                                            ------------------------------------------------
Total fixed maturities                      $185,006      100.0%      $231,614      100.0%
                                            ================================================

NAIC            RATING AGENCY
RATING (1)      EQUIVALENT DESIGNATION

1               Aaa / Aa / A                $127,913       69.1%      $164,341       70.9%
2               Baa                           44,202       23.9%        51,438       22.2%
3               Ba                             7,476        4.0%         9,665        4.2%
4               B                              4,895        2.7%         5,532        2.4%
5               Caa and lower                    335        0.2%           317        0.1%
6               In or near default                30        0.0%           128        0.1%
                                            ------------------------------------------------
   Total bonds                               184,851       99.9%       231,421       99.9%
Redeemable preferred stock                       155        0.1%           193        0.1%
                                            ------------------------------------------------
Total Fixed Maturities                      $185,006      100.0%      $231,614      100.0%
                                            ================================================

(1) Amounts presented are based on rating agency designations. Comparisons between NAIC ratings and rating agency designations are published by the NAIC.

METLIFE, INC.
SUMMARY OF COMMERCIAL MORTGAGE LOANS BY
REGION AND PROPERTY TYPE

                                            At September 30, 2004      At December 31, 2004      At March 31, 2005
                                            --------------------------------------------------------------------------
Unaudited (Dollars in millions)             Amount      % of Total    Amount      % of Total   Amount      % of Total
----------------------------------------------------------------------------------------------------------------------
Pacific                                       $5,608       24.3%        $6,075       24.3%       $5,888         23.9%
South Atlantic                                 5,502       23.6%         5,696       22.8%        5,613         22.8%
Middle Atlantic                                3,704       15.9%         4,057       16.2%        3,898         15.8%
East North Central                             2,443       10.5%         2,550       10.2%        2,565         10.4%
West South Central                             1,775        7.6%         2,024        8.1%        2,139          8.7%
New England                                    1,285        5.5%         1,412        5.6%        1,409          5.7%
International                                  1,219        5.2%         1,364        5.5%        1,343          5.5%
Mountain                                         741        3.2%           778        3.1%          780          3.2%
West North Central                               615        2.6%           667        2.7%          631          2.5%
East South Central                               276        1.2%           268        1.1%          267          1.1%
Other                                             99        0.4%            99        0.4%           98          0.4%
                                            --------------------------------------------------------------------------
   Total                                     $23,267      100.0%       $24,990      100.0%      $24,631        100.0%
                                            ==========================================================================


Office                                       $10,826       46.6%       $11,500       46.0%      $10,798         43.8%
Retail                                         5,288       22.7%         5,698       22.8%        5,754         23.4%
Apartments                                     3,095       13.3%         3,264       13.1%        3,330         13.5%
Industrial                                     2,034        8.7%         2,499       10.0%        2,749         11.2%
Hotel                                          1,227        5.3%         1,245        5.0%        1,212          4.9%
Other                                            797        3.4%           784        3.1%          788          3.2%
                                            --------------------------------------------------------------------------
   Total                                     $23,267      100.0%       $24,990      100.0%      $24,631        100.0%
                                            ==========================================================================

                                               At June 30, 2005       At September 30, 2005
                                            ------------------------------------------------
Unaudited (Dollars in millions)             Amount      % of Total    Amount      % of Total
--------------------------------------------------------------------------------------------
Pacific                                       $6,224       23.8%        $6,664       24.5%
South Atlantic                                 6,005       23.0%         6,168       22.6%
Middle Atlantic                                4,007       15.4%         4,273       15.7%
East North Central                             2,868       11.0%         2,894       10.6%
West South Central                             2,140        8.2%         2,131        7.8%
New England                                    1,438        5.5%         1,536        5.6%
International                                  1,395        5.3%         1,455        5.3%
Mountain                                         868        3.3%           938        3.5%
West North Central                               698        2.7%           710        2.6%
East South Central                               360        1.4%           384        1.4%
Other                                             97        0.4%            97        0.4%
                                            ------------------------------------------------
   Total                                     $26,100      100.0%       $27,250      100.0%
                                            ================================================


Office                                       $11,776       45.0%       $12,873       47.2%
Retail                                         6,073       23.3%         6,078       22.3%
Apartments                                     3,416       13.1%         3,435       12.7%
Industrial                                     2,813       10.8%         2,701        9.9%
Hotel                                          1,295        5.0%         1,419        5.2%
Other                                            727        2.8%           744        2.7%
                                            ------------------------------------------------
   Total                                     $26,100      100.0%       $27,250      100.0%
                                            ================================================

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

                                                                  (METLIFE LOGO)

METLIFE, INC.
SUMMARY OF REAL ESTATE

                                          At September 30,   At December 31,   At March 31,     At June 30,    At September 30,
Unaudited (Dollars in millions)                 2004              2004            2005             2005              2005
-------------------------------------------------------------------------------------------------------------------------------
Wholly owned                                   $3,911            $3,843           $3,768          $3,277            $3,921
Joint ventures                                    350               386              534             523               581
                                          ---------------------------------------------------------------------------------
  Subtotal                                      4,261             4,229            4,302           3,800             4,502
Foreclosed                                          2                 4                4               3                 3
                                          ---------------------------------------------------------------------------------
  Total Real Estate (2)                        $4,263            $4,233           $4,306          $3,803            $4,505
                                          =================================================================================

SUMMARY OF MORTGAGES AND CONSUMER LOANS (1)

                                          At September 30,   At December 31,   At March 31,     At June 30,    At September 30,
Unaudited (Dollars in millions)                 2004              2004            2005             2005              2005
-------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGES                          $23,267           $24,990          $24,631         $26,100           $27,250

AGRICULTURAL MORTGAGES                          5,593             5,907            5,929           6,040             7,474

CONSUMER LOANS                                    760             1,509            1,417           1,446             1,370
                                          ---------------------------------------------------------------------------------
TOTAL                                         $29,620           $32,406          $31,977         $33,586           $36,094
                                          =================================================================================

DISTRIBUTION OF ASSETS UNDER MANAGEMENT

                                          At September 30,   At December 31,   At March 31,     At June 30,    At September 30,
Unaudited (Dollars in billions)                 2004              2004            2005             2005              2005
-------------------------------------------------------------------------------------------------------------------------------
METLIFE                                        $265.0            $270.0           $276.9          $291.9            $358.8

METLIFE SEPARATE ACCOUNT                         81.2              86.8             85.8            89.5             124.0
                                          ---------------------------------------------------------------------------------
TOTAL ASSETS UNDER MANAGEMENT                  $346.2            $356.8           $362.7          $381.4            $482.8
                                          =================================================================================

(1)   Includes real estate held-for-sale and held-for-investment.

                                                                  (METLIFE LOGO)

COMPANY RATINGS AS OF OCTOBER 26, 2005 (1)

                                                                   Moody's          Standard &       A.M. Best         Fitch
                                                              Investors Service       Poor's          Company         Ratings
                                                              -----------------     ----------       ---------        -------
FINANCIAL STRENGTH RATINGS
--------------------------
First MetLife Investors Insurance Co.                               NR                 AA    *           A+              NR
General American Life Insurance Company                            Aa2    *            AA    *           A+              AA
MetLife Investors Insurance Company                                Aa2    *            AA    *           A+              AA
MetLife Investors Insurance Company of California                   NR                 AA    *           A+              NR
MetLife Investors USA Insurance Company                            Aa3    *            AA    *           A+              AA
Metropolitan Casualty Insurance Company                             NR                 NR                 A              NR
Metropolitan Direct Property and Casualty Insurance Co.             NR                 NR                 A              NR
Metropolitan General Insurance Company                              NR                 NR                 A              NR
Metropolitan Group Property & Casualty Insurance Co.                NR                 NR                 A              NR
Metropolitan Life Insurance Company                                Aa2    *            AA    *           A+              AA
Metropolitan Life Insurance Company (Short-term rating)            P-1                A-1+               NR              NR
Metropolitan Lloyds Insurance Company of Texas                      NR                 NR                 A              NR
Metropolitan Property and Casualty Insurance Company               Aa3    *            NR                 A              NR
Metropolitan Tower Life Insurance Company                          Aa3    *            NR                A+              NR
New England Life Insurance Company                                 Aa2    *            AA    *           A+              AA
Paragon Life Insurance Company                                      NR                 AA    *           A+              AA
Texas Life Insurance Company                                        NR                 NR                 A              NR
The Travelers Life and Annuity Company                             Aa2    *            AA    *           A+              AA
The Travelers Insurance Company                                    Aa2    *            AA    *           A+              AA
The Travelers Insurance Company (Short-term rating)                P-1                 NR                NR              NR
RGA Reinsurance Company                                             A1                 AA-   *           A+             AA-

CREDIT RATINGS
--------------
GenAmerica Capital I
   Preferred Stock                                                  A3    *           BBB+   *           NR              A-

General American Life Insurance Company
   Surplus Notes                                                    A1    *            A+    *           a+    *         NR

MetLife, Inc.
   Senior Unsecured                                                 A2    *             A    *            a    *         A
   Commercial Paper                                                P-1    *            A-1              AMB-1  *         F1
   Subordinated Debt                                              (p) A3  *            NR                a-    *         NR
   Preferred Stock                                                 Baa1   *           BBB+   *          bbb+   *         A-
   Perpetual Preferred Stock                                       Baa1   *            BBB   *          bbb+   *         A-

MetLife Capital Trust II
   Preferred Stock                                                  A3    *           BBB+   *           a-    *         A-

MetLife Capital Trust III
   Preferred Stock                                                  A3    *           BBB+   *           a-    *         A-

MetLife Funding, Inc.
   Commercial Paper                                                P-1                A-1+             AMB-1+  *        F1+

Metropolitan Life Global Funding I
   Senior Secured                                                  Aa2    *            AA                aa    *         NR

Metropolitan Life Insurance Company
   Surplus Notes                                                    A1    *            A+    *           a+    *         A+

Reinsurance Group of America, Incorporated
   Senior Unsecured                                                Baa1                A-    *           a-              A-

RGA Capital Trust I
   Preferred Stock                                                 Baa2               BBB    *          bbb+            BBB+

* Moody's, Standard & Poor's and A.M. Best's outlook for these ratings is negative.

(1)   For entities owned as of September 30, 2005.
(P)   Preliminary
(NR)  Not Rated